                                                                   EXHIBIT 10.48

IBM BUSINESS PARTNER AGREEMENT
SOLUTION PROVIDER PROFILE
--------------------------------------------------------------------------------

We welcome you as an IBM Business Partner-Solution Provider.

This Profile covers the details of your approval to actively market Products and Services. As our Solution Provider, you enhance Products and Services with your solution to provide Products and Services capable of satisfying the Customer's requirements.

By signing below, each of us agrees to the terms of the following (collectively called the "Agreement"):

     (a)  this Profile;

     (b)  General Terms (Z125-5478-01 12/96);

     (c)  the applicable Attachments referred to in this Profile; and

     (d)  the Exhibit.

This Agreement and its applicable transaction documents are the complete agreement regarding this relationship, and replace any prior oral or written communications between us. Once this Profile is signed, 1) any reproduction of this Agreement or a transaction document made by reliable means (for example, photocopy or facsimile) is considered an original, to the extent permissible under applicable law, and 2) all Products you order and Services you perform under this Agreement are subject to it. If you have not already signed an Agreement for Exchange of Confidential Information (AECI), your signature on this Profile includes your acceptance of the AECI.

After signing this Profile, please return a copy to the IBM address show below.



Revised Profile (yes/no):  no    Date received by IBM: 2-21-97
                         -------                      ----------
Agreed to:                       Agreed to:
PEERLESS SYSTEMS INC             International Business Machines Corporation


By /s/ RODNEY L. ARMSTRONG, JR.          By       /s/ TERRY WEBB
  ------------------------------           -----------------------------
     Authorized signature                       Authorized signature

Name (type or print): Rodney Armstrong   Name (type or print): Terry Webb

Date:  2-20-97                           Date:  2-21-97

IBM Business Partner address:            IBM address:
  1212 EAST ARAPAHO                        4111 NORTHSIDE PARKWAY
  RICHARDSON, TX 75081                     ATLANTA, GA 30327

                          DETAILS OF OUR RELATIONSHIP


CONTRACT PERIOD START DATE (MONTH/YEAR):    03/97         DURATION:      24
                                         -----------                ------------

RELATIONSHIP APPROVAL/ACCEPTANCE OF ADDITIONAL TERMS:

For each approved relationship, each of us agrees to the terms of the following by signing this Profile. Copies of the Attachments are included.



                                               APPLICABLE
APPROVED RELATIONSHIP                           (YES/NO)        ATTACHMENT

Solution Provider Attachment                       YES      Z125-5480-00 11/96
                                               -----------
Complementary Marketing Terms Attachment           YES      Z125-5498-00 11/96
                                               -----------
Remarketer Terms Attachment                        YES      Z125-5497-00 11/96
                                               -----------
North American Solution Provider Attachment        NO       Z125-5529-00 11/96
                                               -----------
Warranty Service Attachment                        NO       Z125-5499-00 11/96
                                               -----------
Federal Remarketer Attachment                      YES      Z125-5514-00 11/96
                                               -----------
Federal Certification Attachment                   YES      Z125-5515-00 11/96
                                               -----------


THE FOLLOWING OFFERINGS HAVE ADDITIONAL
TERMS IN THE APPLICABLE ATTACHMENT:

1) Electronic Data Interchange                     NO       Z125-5207-00 03/94
                                               -----------

YOU ARE APPROVED TO MARKET TO: END USERS ONLY


Additional terms which apply are listed in Schedule 1 of this Profile.


APPROVED ONLY FOR DEVELOPMENT SYSTEM (YES/NO):    NO
                                                ------

You are approved to use the Products identified in this section, including their associated Programs and peripherals, for development purposes. This section is approval for development use and is not approval to market these Products.
Section 7 is approval for both marketing and development.

DEVELOPMENT SYSTEM PRODUCTS:


------------------------   -------------------------   -------------------------

------------------------   -------------------------   -------------------------

------------------------   -------------------------   -------------------------

PRODUCTS AND SERVICES APPROVAL:

The following Products are listed in the Exhibit. The terms of the Exhibit apply to the Products listed in it. When we approve you for Products listed in the Exhibit, you are also approved to market their associated programs and peripherals and Product Services.

                                                                              APPROVED TO MARKET
                                                                            UNDER REMARKETER TERMS

                                                 APPROVED TO MARKET   ACQUIRE     ACQUIRE        NAME
                                                UNDER COMPLEMENTARY     FROM        FROM          OF
                                                  MARKETING TERMS       IBM     DISTRIBUTOR   DISTRIBUTOR
                                                    (YES/NO) (6)      (YES/NO)    (YES/NO)
SYSTEM TYPES
1)  IBM System/390 (1) (3)                               NO              NO
                                                      --------        --------
    R/390                                                                            NO
                                                                                  --------   ------------
    P/390                                                                            NO
                                                                                  --------   ------------
2)  IBM RS/6000 (1) (2) (7)                              NO              NO          NO
                                                      --------        --------    --------   ------------
3)  IBM RS/6000 SP2 (1) (3) (4)                          NO              NO          NO
                                                      --------        --------    --------   ------------
4)  IBM AS/400 (1) (7)                                   YES             YES         NO
                                                      --------        --------    --------   ------------
    9401                                                 YES             YES         NO
                                                      --------        --------    --------   ------------
    9401/150                                             NO              NO          NO
                                                      --------        --------    --------   ------------
    9402                                                 YES             YES         NO
                                                      --------        --------    --------   ------------
    9406                                                 YES             YES         NO
                                                      --------        --------    --------   ------------
5)  IBM Networking Products (1)                          NO              NO          NO
                                                      --------        --------    --------   ------------
6)  IBM 469X Retail Point of Sale Products (1)           NO              NO
                                                      --------        --------
7)  IBM 4612 Point of Sale Products (1)                  NO              NO
                                                      --------        --------
8)  IBM 4614 SureOne                                                                 NO
                                                                                  --------   ------------

IBM PERSONAL COMPUTER PRODUCTS (5)
1)  IBM PC Desktop                                                       NO          YES
                                                                      --------    --------   ------------
2)  IBM PC Server                                                        NO          YES
                                                                      --------    --------   ------------
3)  IBM Mobile                                                           NO          YES
                                                                      --------    --------   ------------
ADDITIONAL PRODUCTS
1)  Graphics                                             NO              NO
                                                      --------        --------
2)  Finance Products Category J1                         NO              NO
                                                      --------        --------
3)  IBM Storage Products
    Category S1 Products                                 NO              NO          NO
                                                      --------        --------    -------    ------------
    Category S2 Products                                 NO              NO          NO
                                                      --------        --------    -------    ------------
    Category S3 Products                                 NO              NO          NO
                                                      --------        --------    -------    ------------
    Category S6 Products                                 NO              NO          NO
                                                      --------        --------    -------    ------------
4)  IBM 8690 Kiosk (4)                                   NO
                                                      --------
5)  IBM 389X Document Processors                         NO
                                                      --------
6)  Multimedia                                           NO
                                                      --------
7)  IBM 763X Terminals                                   NO
                                                      --------
8)  IBM 75XX Data Collection Terminals                   NO
                                                      --------
9)  IBM 927X Voice Response Units                        NO
                                                      --------

(1) When we approve you to market these products you are also approved for IBM Personal Computer and associated Products, as well as Networking Printers from the IBM Printing Systems Company included in the IBM Personal Computer Products Exhibit as listed in PARTNERLink. Additionally, when approved for these Products, you may acquire IBM Printing System Company Printers, with the exception of the Network Printers, directly from IBM.

(2) This approval authorizes you to market the IBM RS/6000 in both the United States and Canada, subject to the terms of the IBM North American Solution Partner Attachment.

(3) Your approval to market the IBM RS/6000 is a prerequisite for approval to market the RS/6000 SP2. However, approval for the RS/6000 does not constitute approval for you to market the RS/6000 SP2.

(4)  Not available for Central Order.  A Project Form is required.

(5) These Products have unique revenue requirements to enable direct acquisition from IBM.



                                                        APPROVED TO MARKET
                                                      UNDER REMARKETER TERMS

                                          APPROVED TO MARKET   ACQUIRE     ACQUIRE        NAME
                                         UNDER COMPLEMENTARY     FROM        FROM          OF
                                           MARKETING TERMS       IBM     DISTRIBUTOR   DISTRIBUTOR
                                             (YES/NO) (6)      (YES/NO)    (YES/NO)
IBM PRINTING SYSTEMS COMPANY PRODUCTS
1)  Impact Printers                                              YES          NO
                                                               --------    --------    --------
2)  Laser Printers                                               YES          NO
                                                               --------    --------    --------
3)  Network Printers (5)                                          NO          NO
                                                               --------    --------    --------
4)  Printing Software                                            YES          NO
                                                               --------    --------    --------


When you are approved to market, but not approved to acquire Products and Services directly from IBM, you may acquire them from the IBM Distributor specified in your Profile (personal computer Products may be acquired from any IBM approved Remarketer). When you do, the terms of the Agreement relating to your acquisition of Products and Services directly from us (for example, terms relating to the term of Products and Services, and terms relating to the ordering of Products and Services directly from us) are not applicable. All other terms apply.



                                                APPROVED TO MARKET
                                               UNDER COMPLEMENTARY
                                                 MARKETING TERMS
                                                   (YES/NO) (6)

NON-IBM PRODUCTS
1)  Local Vendor (LVP) Products (8)                      NO
                                                      --------
IBM RS/6000 CAD/CAM PROGRAMS (9)
1)  APT Workstation/6000                                 NO
                                                      --------
2)  CAMkit/6000                                          NO
                                                      --------
3)  CATIA (10)                                           NO
                                                      --------
4)  IGES Processor/6000                                  NO
                                                      --------
5)  Numerical Control PostProcessor Generator            NO
                                                      --------
6)  Product Manager                                      NO
                                                      --------
7)  PROFESSIONAL CADAM (11)                              NO
                                                      --------
8)  Valisys (12)                                         NO
                                                      --------

         You are also approved for the programs (if any) listed below:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------


(6) Approval for the System or Industry Product includes approval for the programs, peripherals and other offerings associated with it. This excludes the programs listed in the Application Programs section of this Profile, for which specific approval is required.

(7) When marketing under the Complementary marketing Terms, a Project Form is not required when marketing with an eligible segment solution.

(8)  We will specify each LVP Product that applies to you.

(9)  A Complex Operating Environment addendum must be completed.

(10) Registered trademark of Dassault Systemes.

(11) Registered trademark of Dassault Systemes of America.

(12) Registered trademark of Valisys Corporation.

                                               APPROVED TO MARKET   APPROVED TO MARKET
                                              UNDER COMPLEMENTARY    UNDER REMARKETER
                                                MARKETING TERMS            TERMS
                                                  (YES/NO) (6)           (YES/NO)

SERVICES (13) (14)
1)  Product Services
    - Hardware Product Services                      YES                   YES
                                                   -------               -------
    - Software Services                              YES                   YES
                                                   -------               -------
2)  System Management Services
    - Systems Mgmt - Desktop & Distributed           NO                    NO
                                                   -------               -------
    - Systems Mgmt - Data Center                     NO                    NO
                                                   -------               -------
3)  IT Environment & Infrastructure Services
    - Site & Connectivity Solutions                  NO                    NO
                                                   -------               -------
4)  Business & Technology Solutions                  NO                    NO
                                                   -------               -------
5)  Business Recovery Services                       YES                   YES
                                                   -------               -------
FINANCING
1)  Financing                                        YES                   YES
                                                   -------               -------
IBM GLOBAL NETWORK SERVICES
                                                     NO
                                                   -------

CERTIFIED PRODUCTS YOU ARE APPROVED TO MARKET.

--------------------       --------------------      --------------------------

--------------------       --------------------      --------------------------


EXCLUSIONS, IF APPLICABLE:

Although included by reference in Product and Services approval, you are not approved for these individual Products or Services.


--------------------       --------------------      --------------------------

--------------------       --------------------      --------------------------

--------------------       --------------------      --------------------------




MINIMUM ANNUAL ATTAINMENT:
         PRODUCT/SERVICE          VOLUME/REVENUE           MEASUREMENT
                                                           PERIOD DATES

         AS/400                   $1,000,000           03/01/97 to 02/28/98
       ----------------------   -------------------   --------------------------

       ----------------------   -------------------   --------------------------

       ----------------------   -------------------   --------------------------

       ----------------------   -------------------   --------------------------


LOCATIONS:

--------------------------------------------------------------------------------
| Loc. ID    Location (street address, city, state, ZIP code)                  |
--------------------------------------------------------------------------------
| 58727      1212 EAST ARAPAHO                                                 |
--------------------------------------------------------------------------------
|            RICHARDSON, TX 75081                                              |
--------------------------------------------------------------------------------
|                                                                              |
--------------------------------------------------------------------------------

(13) You may market this Service to an End User without the requirement to have marketed a Machine or Program to the End User.

(14) The terms for remarketing Services (other than shrink-wrap Services) are contained in other documents which we provide to you.

YOUR COMMITMENT, IF APPLICABLE:

This section identifies by System Type (A): your Annual System Revenue Performance commitment (B); its Applicable Discount Percentage (C); and, the Minimum Revenue Attainment you are required to achieve during the first six months of the annual measurement period in order to maintain the current discount percentage (D). At your request we will review your Revenue Attainment any time to determine if you qualify for a higher discount percentage.

After the first six months of your annual measurement period, IBM will review your Revenue Attainment by System Type. If it is less than the amount specified in column (D), your discount percentage will be adjusted downward one level for the remainder of the annual measurement period.

      --------------------------------------------------------------------------------------
           (A)                 (B)                   (C)                       (D)
       System Type        System Revenue      Applicable Discount       Six Months' Minimum
           or               Commitment             Percentage          Revenue Attainment to
       System Unit                                                        Maintain Current
      (as applicable)                                                   Discount Percentage
      --------------------------------------------------------------------------------------

      IBM (1)

      RS/6000                  N/A                                             N/A
                         ---------------         ---------------         ---------------
                                          Federal (2) Discount for:

                                          Machines_____ Programs_____

          IBM SP/2             N/A                                             N/A
                         ---------------         ---------------         ---------------
      --------------------------------------------------------------------------------------

      IBM AS/400:            $3,000,000                                     $1,200,000
                         ---------------                                 ---------------
        9402                                          35%
                                                ---------------
        9408                                          31%
                                                ---------------
        I/O and SW                                    32%
                                                ---------------
      --------------------------------------------------------------------------------------

      IBM Point of
      Sale Products            N/A                                             N/A
                         ---------------        ---------------          ---------------
      --------------------------------------------------------------------------------------

     (1) Your System Revenue Commitment is the aggregate of such Commitment for the U.S. and Canada.
         Your Applicable Discount Percentage is based on the aggregate of your System Revenue Commitment for the U.S. and Canada.
         The Six Month Minimum Revenue Attainment review includes the aggregate of your Attainment in the U.S. and Canada.
     (2) The Products eligible for the Federal discount are identified in the industry Remarketer Federal Discount Schedule F.

ASSIGNMENT OF WARRANTY SERVICE RESPONSIBILITY, IF APPLICABLE:

You assign to us, or an IBM Premier Personal Computer Servicer, Warranty Service responsibility for the following Machines.


TYPE/MODEL        TYPE/MODEL        TYPE/MODEL      TYPE/MODEL

------------     ------------      ------------    ---------------------------

------------     ------------      ------------    ---------------------------

------------     ------------      ------------    ---------------------------

------------     ------------      ------------    ---------------------------

Unless you are assigning to us, please specify the name of the IBM Premier Personal Computer Servicer:

--------------------------------------------

VALUE ADDED ENHANCEMENT DESCRIPTIONS:

The following is a description of each of your value added enhancements, including an indication of the relationship (Complementary or Remarketer) to which it pertains.
YOUR APPROVED VALUE ADDED ENHANCEMENTS ARE LISTED IN THE ATTACHMENTS.

IBM BUSINESS PARTNER AGREEMENT
SOLUTION PROVIDER PROFILE
--------------------------------------------------------------------------------


                                   SCHEDULE 1
                                (UNITED STATES)
                 PRODUCTS, SERVICES AND OFFERINGS ATTACHMENTS


The following Products, Services and Offerings have additional terms in the specific Attachments listed below and are applicable only in the United States.


PRODUCT AND OFFERING ATTACHMENT                 APPROVED
                                                (YES/NO)
--------------------------------------------------------------------------------

11.  VALUE-ADDED ENHANCEMENT DESCRIPTIONS:

     The following is a description of each of your value-added enhancements. If we list certain Programs as your complete value-added enhancements, this section is approval for you to market those Products as your value-added enhancements to End Users.

     01.  INFORM SYSTEM

     PEERLESS SYSTEMS, INC.'S "INFORM SYSTEM" TO OPERATE ON THE IBM AS/400 S/36 OR S/36-5363 WILL INCLUDE AT A MINIMUM: ON-LINE CENTRAL INFORMATION FILE
     (CIF); DEMAND DEPOSIT ACCOUNTING; MONEY MARKETS; SUPER NOWS; BULK FILING; SAVINGS; CERTIFICATES OF DEPOSITS; IRAS; PROOF OF DEPOSIT; SAFE DEPOSIT BOX RENTAL; STOCKHOLDER ACCOUNTING; INSTALLMENT LOANS; MORTGAGE LOANS; COMMERCIAL LOANS; LOAN PRICING; ASSET/LIABILITY MANAGEMENT ACCOUNT ANALYSIS; AUTOMATIC FUNDS TRANSFER; AUTOMATED CLEARING HOUSE; AND AUDIT CONFIRMATION.

     02.  PEERLESS 21

     PEERLESS SYSTEMS, INC.'S "PEERLESS 21" TO OPERATE ON THE IBM AS/400 OR S/38 WILL INCLUDE AT A MINIMUM: ON-LINE CENTRAL INFORMATION FILE (CIF); DEMAND DEPOSIT ACCOUNTING; MONEY MARKETS; SUPER NOWS; BULK FILING; SAVINGS; CERTIFICATES OF DEPOSIT; IRAS; PROOF OF DEPOSIT; SAFE DEPOSIT BOX RENTAL; STOCKHOLDER ACCOUNTING; INSTALLMENT LOANS; MORTGAGE LOANS; COMMERCIAL LOANS; LOAN PRICING; ASSET/LIABILITY MANAGEMENT ACCOUNT ANALYSIS; AUTOMATIC FUNDS TRANSFER; AUTOMATED CLEARING HOUSE; AND AUDIT CONFIRMATION.

     03.  INFORM 21

     PEERLESS SYSTEMS, INC.'S "INFORM 21" TO OPERATE ON THE AS/400 WILL INCLUDE AT A MINIMUM: ON-LINE CENTRAL INFORMATION FILE (CIF); DEMAND DEPOSIT ACCOUNTING; MONEY MARKETS; SUPER NOWS; BULK FILING; SAVINGS; CERTIFICATES OF DEPOSIT; IRAS; PROOF OF DEPOSIT; SAFE DEPOSIT BOX RENTAL; STOCKHOLDER ACCOUNTING; INSTALLMENT LOANS; MORTGAGE LOANS; COMMERCIAL LOANS; LOAN PRICING; ASSET/LIABILITY MANAGEMENT; ACCOUNT ANALYSIS; AUTOMATIC FUND TRANSFER; AUTOMATED CLEARING HOUSE; AUDIT CONFIRMATION AND INTEGRATED GENERAL LEDGER.

     04.  PROOF OF DEPOSIT (POD)

     PEERLESS SYSTEMS', "PROOF OF DEPOSIT" (POD) SYSTEM FOR COMMUNITY BANKS, TO OPERATE ON THE IBM AS/400 MODELS 9402/9404 ONLY, WILL INCLUDE AT A MINIMUM:
     PROOF OF DEPOSIT TO INCLUDE ON LINE CAPTURE OF DEMAND DEPOSIT ACCOUNTING
     (DDA) TRANSACTIONS, ON-LINE REJECT REENTRY, FINE SORTING OF ON-US ITEMS, ITEM PULLS, BULK FILING, AND FEDERAL RESERVE AND OTHER BANK(S) "CASH LETTER" PROCESSING.

07.  PEERLESS CU

     PEERLESS SYSTEMS', "ALLEGRO21", CREDIT UNION SYSTEM FOR CREDIT UNION TO OPERATE ON THE IBM AS/400 9402/9404 WILL INCLUDE AT A MINIMUM: SHARE ACCOUNTING; LOANS TO INCLUDE AUTO, INSTALLMENT AND SIGNATURE; SHARE DRAFTS; CERTIFICATE OF DEPOSIT; PAYROLL; AUTOMATIC FUNDS TRANSFER; SUBSIDIARY SHARES AND GENERAL LEDGER.

IBM BUSINESS PARTNER AGREEMENT
GENERAL TERMS
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS


Section                          Title                         Page

1.         Definitions..........................................  2

2.         Agreement Structure and Contract Duration............  3

3.         Our Relationship.....................................  4

4.         Status Change........................................  5

5.         Confidential Information.............................  5

6.         Marketing Funds and Promotional Offerings............  6

7.         Production Status....................................  6

8.         Patents and Copyrights...............................  6

9.         Liability............................................  7

10.        Trademarks...........................................  7

11.        Changes to the Agreement Terms.......................  8

12.        Internal Use Products................................  8

13.        Demonstration, Development and Evaluation Products...  8

14.        Electronic Communications............................  9

15.        Geographic Scope.....................................  9

16.        Governing Law........................................  9

IBM BUSINESS PARTNER AGREEMENT
GENERAL TERMS
--------------------------------------------------------------------------------

1.  DEFINITIONS

    Business Partner is a business entity which is approved by us to market Products and Services under this Agreement.

    CUSTOMER is either an End User or a Remarketer. We specify in your Profile if we approve you to market to End users or Remarketers, or both.

    END USER is anyone, who is not part of the Enterprise of which you are a part, who uses Services or Acquires Products for its own use and not for resale.

    ENTERPRISE is any legal entity (such as a corporation) and the subsidiaries it owns by more than 50 percent. An Enterprise also includes other entities as IBM and the Enterprise agree in writing.

    LICENSED INTERNAL CODE is called "Code". Certain Machines we specify (called "Specific Machines") use Code. International Business Machines Corporation or one of its subsidiaries owns copyrights in Code or has the right to license Code. IBM or a third party owns all copies of Code, including all copies made from them.

    MACHINE is a machine, its features, conversions, upgrades, elements, accessories, or any combination of them. The term "Machine" incudes an IBM Machine and any non-IBM Machine (including other equipment) that we approve you to market.

    PRODUCT is a Machine or Program, that we approve you to market, as we specify in your Profile.

    PROGRAM is an IBM Program or a non-IBM Program provided us by, under its applicable license terms, that we approve you to market.

    RELATED COMPANY is any corporation, company or other business entity:

    1. more than 50 percent of whose voting shares are owned or controlled indirectly, by either of us, or

    2. which owns or controls, directly or indirectly, more than 50 percent of the voting shares of either of us, or

    3. more than 50 percent of whose voting shares are under common ownership or control directly or indirectly with the voting shares of either of us.

    However, any such corporation, company or other business entity is considered to be a Related Company only so long as such ownership or control exists. "Voting shares" are outstanding shares or securities representing the right to vote for the election of directors or other managing authority.

    REMARKETER is a business entity which acquires Products and Services, as applicable, for the purpose of marketing.

    SERVICE is performance of a task, provision of advice and counsel, assistance, or use of a resource (such as a network and associated enhanced communication and support) that we approve you to market.

2.  AGREEMENT STRUCTURE AND CONTRACT DURATION

    PROFILES

    We specify the details of our relationship (for example, the type of Business Partner you are) in a document called a "Profile." Each of us agrees to the terms of the Profile, the General Terms, the applicable Attachments referred to in the Profile, and the Exhibit (collectively called the "Agreement") by signing the Profile.

    GENERAL TERMS

    The General Terms apply to all of our Business Partners.

    ATTACHMENTS

    We describe, in a document entitled an "Attachment", additional terms that apply. Attachments may include, for example, terms that apply to the method of Product distribution (Remarketer Terms Attachment or Complementary Marketing Terms Attachment) and terms that apply to the type of Business Partner you are, for example, the terms that apply to a Distributor relationship as described in the Distributor Attachment. We specify in your Profile the Attachments that apply.

    EXHIBITS

    We describe in an Exhibit, specific information about Products and Services, for example, the Products and Services you may market, and warranty information about the Products.

    TRANSACTION DOCUMENTS

    We will provide to you the appropriate "transaction documents." The following are examples of transaction documents, with examples of the information and responsibilities they may contain:

    1.  invoices (item, quantity, price, payment terms and amount due); and

    2.  order acknowledgments (confirmation of Products and quantities ordered).

    CONFLICTING TERMS

    If there is a conflict among the terms in the various documents, the terms of:

    1.  a transaction document prevail over those of all the documents;

    2. an Exhibit prevail over the terms of the Profile, Attachments and the General Terms;

    3. a Profile prevail over the terms of an Attachment and the General Terms; and

    4.  an Attachment prevail over the terms of the General Terms.

    If there is an order of precedence within a type of document, such order will be stated in the document (for example, the terms of the Distributor Attachment prevail over the terms of the Remarketer Terms Attachment, and will be so stated in the Distributor Attachment).

    OUR ACCEPTANCE OF YOUR ORDER

    Products and Services become subject to this Agreement when we accept your order by:

    1.  sending you a transaction document; or

    2.  providing the Products or Services.

    ACCEPTANCE OF THE TERMS IN A TRANSACTION DOCUMENT

    You accept the terms in a transaction document by doing any of the following:

    1.  signing it
        (those requiring a signature must be signed);

    2.  accepting the Product or Services;

    3.  providing the Product or Services to your Customer; or

    4.  making any payment for the Product or Services.


    CONTRACT DURATION

    We specify the contract start date and the duration in your Profile. Unless we specify otherwise in writing, the Agreement will be renewed automatically for subsequent two-year periods. Each of us is responsible to provide the other with three months written notice if this Agreement will not be renewed.

3.  OUR RELATIONSHIP

    RESPONSIBILITIES

    Each of us agrees that:

    1. you are an independent contractor, and this Agreement is non-exclusive. Neither of us is a legal representative or legal agent of the other. Neither of us is legally a partner of the other (for example, neither of us is responsible for debts incurred by the other), and neither of us is an employee or franchise of the other, nor does this Agreement create a joint venture between us;

    2. each of us is responsible for our own expenses regarding fulfillment of our responsibilities and obligations under the terms of this Agreement;

    3. neither of us will disclose the terms of this Agreement, unless both of us agree in writing to do so, or unless required by law;

    4. neither of us will assume or create any obligations on behalf of the other or make any representations or warranties about the other, other than those authorized;

    5. any terms of this Agreement, which by their nature extend beyond the date this Agreement ends, remain in effect until fulfilled and apply to respective successors and assignees;

    6.  we may withdraw Product or Service from marketing at any time;

    7. we will allow the other a reasonable opportunity to comply before it claims the other has not met its obligations, unless we specify otherwise in the Agreement;

    8. neither of us will bring a legal action against the other more than two years after the cause of action arose, unless otherwise provided by local law without the possibility of contractual waiver;

    9. failure by either of us to insist on strict performance or to exercise a right when entitled does not prevent either of us from doing so at a later time, either in relation to that default or any subsequent one;

    10. neither of us is responsible for failure to fulfill obligations due to causes beyond the reasonable control of either of us;

    11. IBM reserves the right to assign, in whole or in part, this Agreement and any orders hereunder, to any other IBM Related Company;

    12. IBM does not guarantee the results of any of its marketing plans; and

    13. each of us will comply with all applicable laws and regulations (such a those governing consumer transactions).

    OTHER RESPONSIBILITIES

    You agree:

    1. to be responsible for customer satisfaction for all your activities, and to participate in customer satisfaction programs as we determine;

    2. that your rights under this Agreement are not property rights and, therefore, you can not transfer them to anyone else or encumber them in any way. For example, you can not sell your approval to market our Products or Services or your rights to use our Trademarks;

    3.  to maintain the criteria we specified when we approved you;

    4. to achieve and maintain the certification requirements for the Products and Services you are approved to market, as we specify in your Profile;

    5. not to assign or otherwise transfer this Agreement, your rights under it, or any of its approvals, or delegate any duties, unless expressly permitted to do so under this Agreement. Otherwise, any attempt to do so is void;

    6. to conduct business activities with us (including placing orders) which we specify in the operations guide, using our automated electronic system if available. You agree to pay all your expense associated with it such as your equipment and communication costs;

    7. that when we provide you with access to our information systems, it is only in support of your marketing activities. Programs we provide to you for your use with our information systems, which are in support of your marketing activities, are subject to the terms of their applicable license agreements, except you may not transfer them;

    8. to promptly provide us with IBM documents we may require from you or the End User (for example, our license agreement signed by the End User) when applicable; and

    9. to comply with the highest ethical principles in performing under the Agreement. You will not offer or make payments or gifts (monetary or otherwise) to anyone for the purpose of wrongfully influencing decisions in favor of IBM, directly or indirectly. IBM may terminate this Agreement immediately in case of 1) a breach of this clause or 2) when IBM reasonably believes such a breach has occurred.

    OUR REVIEW OF YOUR COMPLIANCE WITH THIS AGREEMENT

    We may periodically review your compliance with this Agreement. You agree to provide us with relevant records on request. We may reproduce and retain copies of these records. We, or an independent auditor, may conduct a review of your compliance with this Agreement on your premises during your normal business house.

    If, during our review of your compliance with this Agreement, we find you have materially breached the terms of this relationship, in addition to our rights under law and the terms of this Agreement, for transactions that are the subject of the breach, you agree to refund the amount equal to the discount (or fee, if applicable) we gave you for the products or Services or we may offset any amounts due to you from us.

4.  STATUS CHANGE

    You agree to give us prompt written notice (unless precluded by law or regulation) of any change or anticipated change in your financial condition, business structure, or operating environment (for example, a material change in equity ownership or management or any substantive change to information supplied in your application). Upon notification of such change, (or in the event of failure to give notice of such change) IBM may, at its sole discretion, immediately terminate this Agreement.

5.  CONFIDENTIAL INFORMATION

    This section comprises a Supplement to the IBM Agreement for Exchange of Confidential Information. "Confidential Information" means:

    1.  all information IBM marks or otherwise states to be confidential;

    2.  any of the following prepared or provided by IBM:

        a.  sales leads,

        b.  information regarding Prospects,

        c.  unannounced information about Products and Services,

        d.  business plans, or

        e.  market intelligence;

        f. any of the following written information you provide to us on our request and which you mark as confidential:

            1)  reporting data,

            2)  financial data, or

            3)  the business plan.

    All other information exchanged between us is nonconfidential, unless disclosed under a separate Supplement to the IBM Agreement for Exchange of Confidential Information.

6.  MARKETING FUNDS AND PROMOTIONAL OFFERINGS

    We may provide marketing funds and promotional offerings to you. If we do, you agree to use them according to our guidelines and to maintain records of your activities regarding the use of such funds and offerings for three years. We may withdraw or recover marketing funds and promotional offerings from you if you breach any terms of the Agreement. Upon notification of termination of the Agreement, marketing funds and promotional offerings will no longer be available for use by you, unless we specify otherwise in writing.

7.  PRODUCTION STATUS

    Each IBM Machine is manufactured from new parts, or new and used parts. In some cases, the IBM Machine may not be new and may have been previously installed. You agree to inform your Customer of these terms in writing (for example, in your proposal or brochure).

8.  PATENTS AND COPYRIGHTS

    For the purpose of this section only, the terms Product includes Licensed Internal Code (if applicable).

    If a third party claims that a Product we provide under this Agreement infringes that party's patents or copyrights, we will defend you against that claim at our expense and pay all costs, damages, and attorneys' fees that a court finally awards, provided that you:

    1. promptly notify us in writing of the claim; and

    2. allow us to control, and cooperate with us in, the defense and any related settlement negotiations.

    If you maintain an inventory, and such a claim is made or appears likely to be made about a Product in your inventory, you agree to permit us either to enable you to continue to market and use the Product, or to modify or replace it. If we determine that none of these alternatives is reasonably available, you agree to return the Product to us on our written request. We will then give you a credit, as we determine, which will be either 1) the price you paid us for the Product (less any price-reduction credit), or 2) the depreciated price.

    This is our entire obligation to you regarding any claim of infringement.

    CLAIMS FOR WHICH WE ARE NOT RESPONSIBLE

    We have no obligation regarding any claim based on any of the following:

    1. anything you provide which is incorporated into a Product;

    2. your modification of a Product, or a Program's use in other than its specified operating environment;

    3. the combination, operation, or use of a Product with any Products not provided by us as a system, or the combination, operation, or use of a Product with any product, data, or apparatus that we did not provide; or

    4. infringement by a non-IBM Product alone, as opposed to its combination with Products we provide to you as a system.

9.  LIABILITY

    Circumstances may arise where, because of a default or other liability, one of us is entitled to recover damages from the other. In each such instance, regardless of the basis on which damages can be claimed, the following terms apply as your exclusive remedy and our exclusive liability.

    OUR LIABILITY

    We are responsible only for:

    1. payments referred to in the "Patents and Copyrights" section above;

    2. bodily injury (including death), an damage to real property and tangible personal property caused by our Products; and

    3. the amount of any other actual loss or damage, up to the greater of $100,000 or the charges (if recurring, 12 months' charges apply) for the Product that is the subject of the claim.

    ITEMS FOR WHICH WE ARE NOT LIABLE

    Under no circumstances (except as require by law) are we liable for any of the following:

    1. third-party claims against you for losses or damages (other than those under the first two items above in the subsection entitled 'Our Liability');

    2. loss of, or damage to, your records or data; or

    3. special, incidental, or indirect damages, or for any economic consequential damages (including lost profits or savings) even if we are informed of their possibility.

    YOUR LIABILITY

    In addition to damages for which you are liable under law and the terms of this Agreement, you will indemnify us for claims made against us by others (particularly regarding statement, representations, or warranties not authorized by us) arising our of your conduct under this Agreement or as a result of your relations with anyone else.

10. TRADEMARKS

    We will notify you in written guidelines of the IBM Business Partner title and emblem which you are authorized to use. You may not modify the emblem in any way. You may use our Trademarks (which include the title, emblem, IBM trade marks and service marks) only:

    1. within the geographic scope of this Agreement;

    2. in association with Products and Services we approve you to market; and

    3. as described in the written guidelines provided to you.

    The royalty normally associated with non-exclusive use of the Trademarks will be waived, since the use of this asset is in conjunction with marketing activities for Products and Services.

    You agree to promptly modify any advertising or promotional materials that do not comply with our guidelines. If you receive any complaints about your use of a Trademark, you agree to promptly notify us. When this Agreement ends, you agree to promptly stop using our Trademarks. If you did not, you agree to pay any expenses and fees we incur in getting you to stop.

    You agree not to register or use any mark that is confusingly similar to any of our Trademarks.

    Our Trademarks, and any goodwill resulting from your use of them, belong to us.

11. CHANGES TO THE AGREEMENT TERMS

    We may change the terms of this Agreement by giving you one month's written notice.

    We may, however, change the following terms without advance notice:

    1. those we specify in this Agreement as not requiring advance notice;

    2. those of the Exhibit unless otherwise limited by this Agreement; and

    3. those relating to safety and security.

    Otherwise, for any other change to be valid, both of us must agree in writing. Changes are not retroactive. Additional or different terms in an order or other communication from you are void.

12. INTERNAL USE PRODUCTS

    You may acquire Products you are approved to market for your internal use within your Business Partner operations. Except for personal computer Products, you are required to advise us when you order Products for your internal use.

    We will specify in your Exhibit the discount or price, as applicable, at which you may acquire the Products for internal use. Except for personal computer Products, such Products do not count toward 1) your minimum annual attainment 2) toward determination of your discount or price, as applicable or 3) for determining our marketing or promotional funds.

    Any value added enhancement or systems integration services otherwise required by your relationship is not applicable when you acquire Products for internal use. You must retain such Products for a minimum of 12 months, unless we specify otherwise in the Exhibit.

13. DEMONSTRATION, DEVELOPMENT AND EVALUATION PRODUCTS

    You may acquire Products you are approved to market for demonstration, development and evaluation purposes, unless we specify otherwise in the Exhibit. Such Products must be used primarily in support of your Product marketing activities.

    We will specify in your Exhibit the Products we make available to you for such purposes, the applicable discount or price, and the maximum quantity of such Products you may acquire and the period they are to be retained. The maximum number of input/output devices you may acquire is the number supported by the system to which they attach.

    If you acquired the maximum quantity of Machines, you may still acquire a field upgrade, if available.

    We may decrease the discount we provide for such Products on one month's written notice.

    You may make these Products available to a Customer for the purpose of demonstration and evaluation. Such Products may be provided to an End User for no more than three months. For a Program, you agree to ensure the Customer has been advised of the requirement to accept the terms of a license agreement before using the Program.

14. ELECTRONIC COMMUNICATIONS

    Each of us may communicate with the other by electronic means, and such communication is acceptable as a signed writing to the extent permissible under applicable law. Both of us agree that for all electronic communications, an identification code (called a "user ID") contained in an electronic documents is legally sufficient to verify the sender's identity and the document's authenticity.

15. GEOGRAPHIC SCOPE

    All the rights and obligations of both of us are valid only in the United States and Puerto Rico.

16. GOVERNING LAW

    The laws of the State of New York govern this Agreement.

    The "United Nations Convention on Contracts for the International Sale of Goods" does not apply.

IBM BUSINESS PARTNER AGREEMENT
SOLUTION PROVIDER ATTACHMENT
--------------------------------------------------------------------------------

These terms prevail over and are in addition to or modify the Remarketer Terms Attachment and the Complementary Marketing Terms Attachment.

1.  MARKETING APPROVAL

    You may be approved as a Solution Provider under a remarketer relationship or under a complementary marketing relationship, or both. If we approve you to market the same Products and Services under both remarketer and complementary marketing terms, all transactions will be under remarketer terms. You may unilaterally elect not to participate under remarketer terms for a specific transaction or business segment by providing us a signed IBM Business Partner Statement of Election. If you meet the marketing approval requirements of the complementary marketing terms, you may participate under those terms.

    We may specify the specific industry codes to which you may market Products and Services. If we do so, you agree to comply.

2.  VALUE ADDED ENHANCEMENT

    For Products we specify in the Exhibit, you are required to have a solution which is a value added enhancement that we approve and specify on your Profile and which significantly adds to the Product's function and capability.

    You agree to market Products and Services only with your approved value added enhancement as part of an integrated solution for End Users. Certain Products we specify do not require a value added enhancement.

    In the event we withdraw approval of your value added enhancement, we also withdraw your approval as an IBM Business Partner for that value added enhancement.

    We may, at any time, modify the criteria for approval of your value added enhancement. You are responsible to modify your value added enhancement to meet these criteria.

    You agree to market Products, including processor upgrades requiring a processor serial number change, to only End Users for whom your value added enhancement is their primary reason for acquiring the Products, and who intend the on-going use of such enhancement. A sale to an End User without a value added enhancement, when required, is a material breach of the Agreement.

    However, your value added enhancement is not required to be the End User's primary reason for acquiring upgrades to systems you previously installed with your enhancement and where your enhancement is still in productive use. Upgrades include processor upgrades (non-serial number change), peripherals and programs.

    Unless we specify otherwise in writing, you may market upgrades to only those End Users where you have installed your value added enhancement, and who intend on-going use of that value added enhancement.

3.  YOUR RESPONSIBILITIES TO IBM

    You agree:

    1. to develop a mutually acceptable business plan with us, if we require one. Such plan will document each of our marketing plans as they apply to our relationship. We will review the plan, at a minimum, once a year;

    2. that, unless precluded by applicable law, one of the requirements for you to retain this relationship is that you achieve minimum annual attainment we specify in your Profile;


    3. to order Products and Services, as we specify in the operations guide;

    4. to maintain trained personnel, as we specify in your Profile or Exhibit, as applicable;

    5. to provide us, on our request, relevant financial information about your business so we may, for example, use this information in our consideration to extend credit terms to you;

    6. to have access to the Products you are approved to market for 1) demonstration purposes, 2) providing support your End Users and 3) supporting your value added enhancement; and

    7. to maintain the capability to demonstrate Products we approve you to market.

4.  YOUR RESPONSIBILITIES TO END USERS

    When you market Products and Services under complementary marketing terms, items 10 and 11 do not apply and items 2 and 5 only apply when you use our central order facility.

    You agree to:

    1. assist the End User to achieve productive use of your solution and the Products and Services you marketed;

    2. configure Products we approve you to market. On your request, we may assist you;

    3. identify and select the required technology based upon the End User's requirements, and confirm that the Product configuration is fully capable of the satisfactory performance of your solution;

    4. not make representations that IBM is responsible for the Products' configuration and their ability to satisfy the End User's requirements;

    5. advise the End User of Product installation requirements;

    6. develop a plan, agreed to by the End User, for installation and post-installation support for the offering you market. For Products and Services we approve you to market, such support includes your being the primary contact for Product and Services information, technical advice and operational advice associated with the offering.

       However, you may delegate these support responsibilities for Products and any other associated products to another IBM Business Partner who is approved to market such Products. If you do, you retain customer satisfaction responsibility. Alternatively, such support responsibilities will be provided by IBM if you market the applicable IBM Services to the End User. If you do, we assume customer satisfaction responsibility for such support;

    7. assist the End User in Product problem determination and resolution, unless this responsibility is delegated as specified in item 6 above;

    8. give written notice to the End User of any modification you make to a Product and the name of the warranty service provider and advise that such modification may void the warranty for the Product;

    9. support the End User in planning fulfillment of Product training and education requirements, including informing the End User of educational offerings, as applicable;

   10. inform the End User that the sales receipt (or other documentation such as Proof of Entitlement, if it is required) will be necessary for proof of warranty entitlement or for Program upgrades; and

   11. provide warranty information to the End User.

IBM BUSINESS PARTNER AGREEMENT
COMPLEMENTARY MARKETING TERMS ATTACHMENT
--------------------------------------------------------------------------------

1. OUR RELATIONSHIP

   As our IBM Business Partner under the complementary marketing terms, you market to End Users the Products and Services we approve you to market on our behalf at prices and terms established by IBM. We manage the Product ordering process from ordering to delivery. We pay you a fee as we specify in your Exhibit.

2. MARKETING APPROVAL

   You may market Products and Services to an End User as specified 1) in a Project Form we provide to or, when we approve in writing, one we receive from you, or 2) in the non-exclusive territory we specify in a Territory Supplement.

   You may market Products and Services to an End User for a period of three months unless we specify otherwise in a Project Form, or as long as the End User is specified in your Territory Supplement.

   If you are a Solution Provider, you may market Products and Services to an End User without our approval of a Project Form if you submit the End User's order directly to our central order facility. However, for a specific End User opportunity, you may not use our central order facility if you 1) have a Project Form in effect of 2) have submitted one to us an we have not responded.

   In addition, if you are a Solution Provider, you may market Products and Service to an End User without our approval of a Project Form when 1) the Machine is an AS/400 or RS/6000 (excluding POWERparallel Systems SP2), and 2) we specify in your Profile that the value added enhancement you market is eligible. You agree that, if we accept fee requests from other Solution Providers for the same opportunity, we may split the fee between you and them.

   We may withdraw, in writing, our approval for you to market to an End User or remove an End User from your territory for any of the following reasons and if we do, you agree to stop your marketing activities with the End User:

   1. we decide not to accept the order (for example, if the End User's credit is inadequate);

   2.  the End User cancels the order;

   3. the End User makes a firm commitment to another vendor for the Products and Services;

   4.  you or the End User requests termination of the approval; or

   5. we determine, during our periodic reviews, that your sales progress with the opportunity is not satisfactory.

3. YOUR RESPONSIBILITIES TO IBM

   You agree to:

   1. actively market Products and Services;

   2. upon our request, participate in configuration and system assurance reviews;

   3. distinguish to the End User between those activities you perform on your own behalf and those you perform on IBM's behalf;

   4. advise us of the Product's planned installation dates and dependencies;

   5. as required, prepare IBM documents, provide them to the End User and, if applicable, secure the End User's signature on such documents, and promptly provide them to us; and

   6. assist us on our request in the collection of the accounts receivable for Products and Services for which you earned a fee.

4. YOUR RESPONSIBILITIES TO END USERS

   You agree to provide support to your End User for 1) the period specified on the Project Form or your Territory Supplement, 2) for one year if you used our central order facility, or 3) for six moths if the value added enhancement you market is eligible.

5. FEES AND COMPENSATION

   You earn your fee on the date of our invoice to the End User. We will pay you within one month after you earn your fee and we receive your request, formatted as we specify in the operations guide. If we do not received your request within four months from when you earn your fee, no payment will be made.

   You agree to reimburse us the applicable fees we paid to you, if for any reason the Product you marketed is returned to us or a Service is terminated within three months of the date the payment from the End User was due us. The reimbursement may be prorated if the Product or Service is on a recurring charge basis.

   We periodically reconcile amounts we paid you to amounts you actually earned. We may deduct amounts due us from future payments we make to you, or ask you to pay amounts due us. Each of use agrees to promptly pay the other any amounts due.

   In addition to any other rights under law or this Agreement, we may recover fees paid to you for an amount equal to our loss or damage we suffer as a result of your breach of the terms of the Agreement.

   If any authority requires us to include in our invoice to you, a duty, tax levy or fee, which they impose, excluding those based on our net income, upon any transaction under this Agreement, then you agree to pay that amount s specified in the invoice.

6. MARKETING OF SERVICES

   If you marketed a Product to an End User under this Agreement, or if you are approved in your Profile to market a Service, you may as we specify in the Exhibit, either market Services, or provide a qualified lead to us so that we may market Services to the End User on any machine or program and receive a fee from us. We provide Services to the End User under the terms of our applicable agreement, signed by the End User.

   You will receive a fee for a lead when it 1) is submitted on the form we provide to you, 2) is for an opportunity which is not know to us, and 3) results in the End User ordering the Service from us within six months from the date we received the lead.

   Alternatively, you will receive a fee for marketing when 1) you identify the opportunity and perform the marketing activities, 2) you provide us with the order and any required documents signed by the End user, and 3) if a standard Statement of Work is used, there are no changes and no marketing assistance from us is required.

   You may market Services on eligible non-IBM Products regardless of whether you marketed a Machine or Program to the End User.

   We will not pay you a fee if 1) the Machine or Program is already under applicable Service, 2) we have an agreement with the End User to place the Machine or Program under the applicable Service, or 3) if the service is terminated by the End User within the last six months.

7. MARKETING OF FINANCING

   If we approve you on your Profile, you may market our Financing Services for Products and Services and any associated products and services you market to the End User. If you market our Financing Services, we will pay you a fee as we specify in your Territory Supplement or the Exhibit.

   We provide financing Services to the End User under the terms of our applicable agreements signed by the End User. You agree, that for the items that will be financed, 1) you will promptly provide us any required documents including invoices, with serial numbers, if applicable, 2) the supplier will transfer clear title to us, and 3) you will not transfer to us any obligations under your agreements and with End User.

   We will pay you or the supplier when the End User has initiated financing and acknowledged acceptance of the items being financed.

8. ENDING THE AGREEMENT

   Either of us may terminate this Agreement, with or without cause, on three months' written notice. If, under applicable law, a longer period is mandatory, then the notice period is the minimum notice period allowable.

   If we terminate for cause (such as our not meeting your minimum annual attainment), we may, at our discretion, allow you a reasonable opportunity to cure. If you fail to do so, the date of termination is that specified in the notice.

   However, if either party breaches a material term of the Agreement, the other party may terminate the Agreement on written notice. Examples of such breach by you are: if you do not maintain customer satisfaction; if you repudiate this Agreement; or if you make any material misrepresentations to us. You agree that our only obligation is to provide the notice called for in this section an we are not liable for any claims or losses if we do so.

   At the end of this Agreement, each of us agrees to immediately settle any accounts with the other. We may offset any amounts due you against amounts due us or any of our Related Companies as allowable under applicable law.

   You agree that if we permit you to perform certain activities after this Agreement ends, you will do so under the terms of this Agreement.

IBM BUSINESS PARTNER AGREEMENT - COMPLEMENTARY MARKETING
PROJECT FORM
--------------------------------------------------------------------------------

These terms prevail over and are in addition to those of the IBM Business Partner Agreement - Complementary Marketing Terms Attachment.

1.  IBM TERRITORY REPRESENTATIVE NAME/TELEPHONE:  IBM OFFICE NUMBER:

2.  IBM BUSINESS PARTNER RELATIONSHIP: ( ) Solution Provider*  ( ) Product Agent
    ( ) Systems Integrator*

3.  END USER INFORMATION
    Name and address (including department):       Contact name/telephone #:



    IBM Customer number:                           Application:

4.  PRODUCTS AND SERVICES (attach a separate page if required)
    Name                                           Quantity:



5.  SYSTEM TO WHICH PRODUCT ATTACHES**
    Name:


6.  PROJECT FORM STATUS (to be completed by IBM):
    ( ) Accepted

    ( ) Pended - We may approve multiple Business Partners until the End User's requirements are defined.

    ( ) Not approved or withdrawn - Your request for approval to market to this End User is not approved or a previous approval is withdrawn effective ___________ (mm/dd/yy):

7.  OTHER INFORMATION (TO BE COMPLETED BY IBM)
    Marketing Period Duration (months): ***          Extension (months):
                                                     Extension (months)
                                                     Extension (months):

    Support Period duration:   ( ) 3 months ( ) 6 months ( ) 12 months
    ( ) none - IBM has support responsibility.

* If the Business Partner is also approved under our remarketer terms for this Product, the Business Partner must have submitted a Statement of Election that applies to this Opportunity.

** Must be completed only if the fee for the Product marketed is determined by the System to which it attaches.

*** Begins on the date of our signature.


--------------------------------------------------------------------------------
IBM Business Partner name:                     (IBM Country Organization Name)


By                                         By
  -----------------------------------        ----------------------------------
      Authorized signature                         Authorized signature

Name:                                      Name:


Date:                                      Date:

IBM Business Partner no.:                  Reference Agreement number:

IBM Business Partner contact
name/telephone #/fax #:
                                           IBM address:

IBM Business Partner address:

IBM BUSINESS PARTNER AGREEMENT
REMARKETER TERMS ATTACHMENT
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

Section
                           Title                                 Page

1.    Our Relationship...........................................  2

2.    Ordering and Delivery......................................  2

3.    Inventory Adjustments......................................  3

4.    Price, Invoicing, Payment and Taxes........................  4

5.    Licensed Internal Code.....................................  5

6.    Programs...................................................  6

7.    Export.....................................................  7

8.    Title......................................................  7

9.    Risk of Loss...............................................  7

10.   Installation and Warranty..................................  7

11.   Warranty Service...........................................  8

12.   Marketing of Services for a Fee............................  8

13.   Marketing of Financing.....................................  9

14.   Engineering Changes........................................  9

15.   Ending the Agreement....................................... 10

IBM BUSINESS PARTNER AGREEMENT
REMARKETER TERMS ATTACHMENT
--------------------------------------------------------------------------------

1.  OUR RELATIONSHIP

    As our IBM Partner, you market to your Customers the Products and Services (including shrink-wrap Services) we provide to you. These terms apply to a Business Partner whose method of distribution is under our remarketer terms, and includes Distributors, Resellers, Solution Providers, and Systems Integrators.

    RESPONSIBILITIES

    Each of us agrees:

    1. we offer a money-back guarantee to End Users for certain Products. You agree to inform the End User of the terms of this guarantee before the applicable sale. For any such Product, you agree to 1) accept its return in the time frame we specify, 2) refund the full amount paid to you for it, and 3) dispose of it (including all its components) as we specify. We will pay a transportation charge for return of the Product to us and will give you an appropriate credit.

    2. each of us is free to set its own prices and terms; and

    3. neither of us will discuss its Customer prices and terms in the presence of the other.

    OTHER RESPONSIBILITIES

    You agree:

    1. to refund the amount paid for a Product or Service returned to you if such return is provided for in its warranty or license. You may return the Product to us for credit at our expense, as we specify in the operations guide;

    2. to provide us with sufficient, free and safe access to your facilities, at a mutually convenient time, for us to fulfill our obligations;

    3. to retain records, as we specify in the operations guide, of each Product and Service transaction (for example, a sale or credit) for three years;

    4. to provide us with marketing, sales, installation reporting and inventory information for our Products and Services, as we specify in the operations guide;

    5. that, when you are approved to market to Remarketers, to market Products and Services which require certification, only to Remarketers who are certified to market them;

    6. to comply with all terms regarding Program upgrades;

    7. to provide a dated sales receipt (or its equivalent, such as an invoice) as we specify in the operations guide, to your Customers, before or upon delivery of Products and Services; and

    8. to report to us any suspected Product defects or safety problems, and to assist us in tracing and locating Products.

2.  ORDERING AND DELIVERY

    You may order Products and Services from us as we specify in the operations guide. You agree to order them in sufficient time to count toward your minimum annual attainment, if applicable.

    We will agree to a location to which we will ship. We may establish criteria for you to maintain at such location (for example, certain physical characteristics, such as a loading dock), as we specify in the operations guide.

    Upon becoming aware of any discrepancy between our shipping manifest and the Products and Services received from us, you agree to notify us immediately. We will work with you to reconcile any differences.

    Although we do not warrant delivery dates, we will use reasonable efforts to meet your requested delivery dates.

    We select the method of transportation and pay associated charges for Products and Services we ship.

    We may not be able to honor your request for modification or cancellation of an order. We may apply a cancellation charge for orders you cancel within 10 business days before the order is scheduled to be shipped. The Exhibit will specify if a cancellation charge applies and where we will specify the charge.

    If we are unable to stop shipment of an order you cancel, and you return such Product to us after shipment, our inventory adjustment terms apply.

3.  INVENTORY ADJUSTMENTS

    We will specify in your Exhibit the Products and Services to which this section applies.

    Products and Services you return to us for credit must have been acquired directly from us. You must request and receive approval from us to return the Products and Services.

    Products and Services must be received by us within one month of our approving their return, unless we specify otherwise to you in writing. We will issue a credit to you when we accept the returned Products and Services.

    Certain Products may be acquired only as Machines and Programs packaged together as a solution. These Products must be returned with all their components intact.

    For certain Products and Services you return, a handling charge applies. We will specify the handling charge percentage in the Exhibit. We determine your total handling charge by multiplying the inventory adjustment credit amount for the Products and Services by the handling charge percent.

    You agree to pay transportation and associated charges for Products and Services you return.

    Unless we specify otherwise, returned Products and Services must be in their unopened and undamaged packages.

    You agree to ensure the returned Products and Services are free of any legal obligations or restrictions that prevent their return. We accept them only from locations within the country to which we ship Products and Services.

    We will reject any returned Products and Services that do not comply with these terms.

4.  PRICE, INVOICING, PAYMENT AND TAXES

    PRICE AND DISCOUNT

    The price, and discount if we specify one, for each Product and Service will be made available to you in a communication which we provide to you in published form or through our electronic information systems or a combination of both. Unless we specify otherwise, discounts do not apply to Program upgrades, accessories, or field-installed Machine features, conversions, or upgrades.

    The price for each Product and Service is the lower of the price in effect on the date we receive your order, or the date we ship a product or "shrink-wrap" Service, or the start date of a Service, if it is within six months of the date we receive your order.

    PRICE AND DISCOUNT CHANGES

    We may change prices and increase discounts at any time. We may decrease discounts on one month's written notice.

    Price increases for Products and Services included in a project do not apply to you for up to two years from the start date of a project (we will protect the price that was in effect at the time we received the first order for the project) if you documented the project to us and we approved and accepted such documentation. We will specify additional details, if any, to you in writing.

    We will specify in your Exhibit if the following credit terms do not apply to Products and Services we approve you to market.

    If we decrease the price or increase the discount for a Product or Service, you will be eligible to receive a price decrease credit or a discount increase credit for those you acquired directly from us that are in your inventory, or in transit, or if the Product's date of installation or Service start date has not occurred. However, Products acquired from us under a special offering (for example, a promotional price or a special incentive) may not be eligible for a full credit. You must certify your inventory to us in writing within one month of the effective date of the change. The credit is the difference between the rice you paid, after any adjustments, and the new price.

    The following terms apply to Programs licensed on a recurring-charge basis:

    We may increase a recurring charge for a Program by giving you three months' written notice. An increase applies on the first day of the invoice or charging period on or after the effective date we specify in the notice.

    INVOICING, PAYMENT AND TAXES

    Amounts are due upon receipt of invoice and payable as specified in a transaction document. You agree to pay accordingly, including any late payment fee. Details of any late payment fee will be provided upon request at the time of order and will be included in the notice.

    You may use a credit only after we issue it.

    If any authority requires us to include in our invoice to you a duty, tax, levy, or fee which they impose, excluding those based on our net income, upon any transaction under this Agreement, then you agree to pay that amount.

    RESELLER TAX EXEMPTION

    You agree to provide us with your valid reseller exemption documentation for each applicable taxing jurisdiction to which we ship Products. If we do not receive such documentation, we will charge you applicable taxes and duties. You agree to notify us promptly if this documentation is rescinded or modified. You are liable for any claims or assessments that result from any taxing jurisdiction refusing to recognize your exemption.

    PURCHASE MONEY SECURITY INTEREST

    You grant us a purchase money security interest in your proceeds from the sale of, and your accounts receivable for, a Product, until we receive the amounts due. You agree to sign an appropriate document (for example, a "UCC-1") to permit us to perfect our purchase money security interest.

   FAILURE TO PAY ANY AMOUNTS DUE

   If you fail to pay any amounts due in the required period of time, you agree that we may do one or more of the following, unless precluded by law:

   1. impose a finance charge, as we specify to you in writing, up to the maximum permitted by law, on the portion which was not paid during the required period;

   2. require payment on or before delivery of Products and Services;

   3. repossess any Products and Services for which you have not paid. If we do so, you agree to pay all expenses associated with repossession and collection, including reasonable attorneys' fees. You agree to make the Products and Services available to us at a site that is mutually convenient;

   4. not accept your order until any amounts due are paid;

   5. terminate this Agreement; or

   6. pursue any other remedy available at law.

   We may offset any amounts due you, or designated for your use (for example, marketing funds or promotional offerings), against amounts due us or any of our Related Companies.

   In addition, if your account with any of our Related Companies becomes delinquent, we may invoke any of these options when allowable by applicable law.

5. LICENSED INTERNAL CODE

   We will identify each Specific Machine in the Exhibit. We grant the rightful possessor of a Specific Machine a license to use the Code (or any replacement we provide) on, or in conjunction with, only the Specific Machine, designated by serial number, for which the code is provided. We license the code to only one rightful possessor at a time. You agree that you are bound by the terms of the separate license agreement that we will provide to you.

   YOUR RESPONSIBILITIES

   You agree to inform your End User, and record on the sales receipt, that the Machine you provide is a Specific Machine using Licensed Internal Code. You agree to provide the applicable license agreement to our End User before the sale is finalized.

6. PROGRAMS

   You agree to ensure the End User has signed the license agreement for a Program requiring a signature, as we specify in the Exhibit, before such Program is provided to the End User, and to provide any required documentation to us. All other Programs are licensed under the terms of the agreement provided with them. You agree, where applicable, to provide the Program license to the End User before such Program is provided to the End User.

   We will designate in the Exhibit if 1) we will ship the media and documentation to you or, if you request and we agree, to the End User, 2) you may copy and redistribute the media and documentation to the End User, of 3) you must copy and redistribute the media and documentation to the End User. If we ship the media and documentation, we may charge you. We will specify such charge to you in writing. If you copy and redistribute, you must be licensed to use the Program from which you make the copies. A Program license you acquired for use under the Demonstration, Development and Evaluation Products terms fulfill this requirement.

   Programs licensed to you on a recurring-charge basis are licensed for the period indicated in our invoice. You may market such Programs only on the same basis as licensed to you. You may not charge an End User a one-time charge for a Program you license from us on a recurring-charge basis. However, you may charge the End user whatever amount you wish for the recurring-charge.

    PROGRAM SERVICES

    Program Services are described in the Program's license agreement. You are responsible to provide your Customers, who are licensed for a Program, the Program Services we make available to you.

    If the End User agrees in writing, you may:

    1. delegate this responsibility to another IBM Business Partner who is approved to market the Product, or

    2. provide an enhanced version of this support through the applicable IBM Service you market to the End User.

    If you delegate your support responsibilities to another IBM Business Partner, you retain customer satisfaction responsibility. However, if you market our applicable Services to the End User, we assume customer satisfaction responsibility for such support.

7.  EXPORT

    You may actively market Products and Services only within the geographic scope specified in this Agreement. You may not market outside this scope, and you agree not to use anyone else to do so.

    If a Customer acquires a Product for export, our responsibilities, if any, under this Agreement no longer apply to that Product unless the Product's warranty or license terms otherwise. You agree to use your best efforts to ensure that your Customer complies with all export laws and regulations, including those of the United States and the country specified in the Governing Law Section of this Agreement, and any laws and regulations, including those of the United States and the country specified in the Governing Law Section of this Agreement, and any laws and regulations of the country in which the Product is imported or exported. Before your sale of such Product, you agree to prepare a support plan for it and obtain your Customer's agreement to that plan. Within one month of sale, you agree to provide us with the Customer's name and address, Machine type/model and serial number, date of sale, and destination country.

    We exclude these Products from:

    1. any of your attainment toward your objectives; and

    2. qualification for applicable promotional offerings and marketing funds.

    We may also reduce future supply allocations to you by the number of exported Products.

8.  TITLE

    When you order a Machine, we transfer title to you when we ship the Machine.

    Any prior transfer to you of title to a Machine reverts back to IBM when it is accepted by us as a returned Machine.

    We do not transfer a Program's title.

9.  RISK OF LOSS

    We bear the risk of loss of, or damage to, a Product or Service until its initial delivery from us to you or, if you request and we agree, delivery from us to your Customer. thereafter, you assume the risk.

10. INSTALLATION AND WARRANTY

    We will ensure that Machines we install are in good working order and conform to their specifications. We provide instructions to enable the set-up of Customer-Set-Up Machines. We are not responsible for the installation of Programs or non-IBM Machines. We do, however, preload Programs onto certain Machines. We provide a copy of our applicable warranty statement to you. You agree to provide it to the End User for Review before the sale is finalized, unless we specify otherwise.

    We calculate the expiration date of an IBM Machine's warranty period from the Machine's Date of Installation. Warranty terms for Programs are described in the Programs' license terms.

    We provide non-IBM Products WITHOUT WARRANTIES OF ANY KIND, unless we specify otherwise. However, non-IBM manufacturers, suppliers, or publishers may provide their own warranties to you.

    For non-IBM Products we approve you to market, you agree to inform your Customer in writing 1) that the Products are non-IBM, 2) that manufacturer or supplier who is responsible for warranty (if any), and 3) of the procedure to obtain any warranty service.

    DATE OF INSTALLATION FOR A MACHINE WE ARE RESPONSIBLE TO INSTALL

    The Date of Installation for a Machine we are responsible to install is the business day after the day 1) we install it or, 2) it is made available for installation, if you (or the End User) defer installation. Otherwise (for example, if others install or break its warranty seal), it is the day we deliver the Machine to you (or the End User). In such event, we reserve the right to inspect the Machine to ensure its qualification for warranty entitlement.

    THE DATE OF INSTALLATION FOR A CUSTOMER-SET-UP MACHINE

    The Date of Installation for a Customer-Set-Up Machine is the date the Machine is installed which you or your Remarketer, if applicable, record on the End User's sales receipt. You must also notify us of this date upon our request.

    INSTALLATION OF MACHINE FEATURES, CONVERSIONS, AND UPGRADES

    We sell features, conversions and upgrades for installation on Machines, and, in certain instances, only for installation on a designated, serial numbered Machine. Many of these transactions involve the removal of parts and their return to us. As applicable, you represent that you have the permission from the owner and any lien holders to 1) install features, conversions and upgrades and 2) transfer the ownership and possession of removed parts (which become our property) to us. You further represent that all removed parts are genuine, and unaltered, and in good working order. A part that replaces a removed part will assume the warranty and maintenance Service status of the replaced part. You agree to allow us to install the feature, conversion, or upgrade within 30 days of its delivery. Otherwise, we may terminate the transaction and you must return the feature, conversion, or upgrade to us at your expense.

11. WARRANTY SERVICE

    We will specify in the Exhibit whether you or we are responsible to provide Warranty Service for a Machine.

    When we are responsible for providing Warranty Service for Machines, you are not authorized to provide such Service, unless we specify otherwise in the Exhibit.

    When you are responsible for providing Warranty Service, you agree to do so according to the terms we specify in the Warranty Service Attachment.

12. MARKETING OF SERVICES FOR A FEE

    If you marketed a Product to an End User under this Agreement, or if you are approved in your Profile to market a Service, you may, as we specify in the Exhibit, 1) market Services, or 2) provide a qualified lead to us so that we may market Services, to the End user on any machine or program, and receive a fee from us. We provide Services to the End User under the terms of our applicable agreement, signed by the End User.

    You will receive a fee for a lead when it 1) is submitted on the form we provide to you, 2) is for an opportunity which is not known to us, and 3) results in the End User ordering the Service from us within six months from the date we received the lead from you.

    Alternatively, you will receive a fee for marketing when 1) you identify the opportunity and perform the marketing activities, 2) you provide us with the order and any required documents signed by the End User, and 3) if a standard Statement of Work is used, there are no changes and no marketing assistance from us is required.

    You may market Services on eligible non-IBM Products regardless of whether you marketed a Machine or Program to the End User.

    We will not pay you the fee if the machine or program is already under the applicable Service or if there is agreement to place the Machine or Program under the applicable Service or if the Service was terminated by the End User within the last six months.

    If the Service is terminated within three months of the date payment from the End User was due us, you agree to reimburse us for any payments we made to you associated with it. the reimbursement may be prorated if the Service is on a recurring charge basis.

    We periodically reconcile amounts we paid you to amounts you actually earned. We may deduct amounts due us from future payments we make to you, or ask you to pay amounts due us. Each of us agrees to promptly pay the other any amounts due.

13. MARKETING OF FINANCING

    If we approve you on your Profile, you may market our Financing Services for Products and Services and any associated products and services you market to the End User. If you market our Financing Services, we will pay you a fee as we specify to you in your Exhibit.

    We provide Financing Services to the End User under the terms of our applicable agreements signed by the End User. You agree that, for the items that will be financed 1) you will promptly provide us any required documents including invoices, the serial numbers, if applicable, 2) the supplier will transfer clear title to us, and 3) you will not transfer to us any obligations under your agreements with the End User.

    We will pay you or the supplier when the End User has initiated financing and acknowledged acceptance of the items being financed.

14. ENGINEERING CHANGES

    You agree to allow us to install mandatory engineering changes (such as those required for safety) on all Machines in your inventory, and to use your best efforts to enable us to install such engineering changes on your Customers' Machines. Mandatory engineering changes are installed at our expense and any removed parts become our property.

    During the warranty period, we manage and install engineering changes at:

    1. your and your Customer's location for Machines for which we provide Warranty Service; and

    2. your location for other Machines.

    Alternatively, we may provide you with the parts (at no charge) and instructions to do the installation yourself. We will reimburse you for your labor as we specify.

15. ENDING THE AGREEMENT

    Either of us may terminate this Agreement, with or without cause, on three months' written notice. If, under applicable law, a longer period is mandatory, then the notice period is the minimum notice period allowable.

    If we terminate for cause (such as you not meeting your minimum annual attainment), we may, at our discretion, allow you a reasonable opportunity to cure. If you fail to do so, the date of termination is that specified in the notice.

    However, if either party breaches a material term of the Agreement, the other Party may terminate the Agreement on written notice. Examples of such breach by you are: if you do not maintain customer satisfaction; if you do not comply with the terms of a transaction document; if you repudiate this Agreement; or if you make any material misrepresentations to us. You agree that our only obligation is to provide the notice called for in this section and we are not liable for any claims or losses if we do so.

    At the end of this Agreement, you agree to:

    1. pay for or return to us, at our discretion, any Products or shrink-wrap Services for which you have not paid; and

    2. allow us, at our discretion, to acquire any that are in your possession or control, at the price you paid us, less any credits issued to you.

    Products and shrink-wrap Services to be returned must be in their unopened and undamaged packages and in your inventory (or in transit from us) on the date this Agreement ends. We will inspect them, and reserve the right of rejection. You agree to pay all the shipping charges.

    At the end of this Agreement, each of us agrees to immediately settle any accounts with the other. When allowable by applicable law, we may offset any amounts due you against amounts due us or any of our Related Companies.

    You agree that if we permit you to perform certain activities after this Agreement ends, you will do so under the terms of this Agreement.

IBM BUSINESS PARTNER AGREEMENT
FEDERAL REMARKETER ATTACHMENT
--------------------------------------------------------------------------------

These terms are in addition to or modify the Remarketer Terms Attachment, Remarketer Terms Attachment for Workstation Software and the Transaction Remarketer Terms. they apply only when you market Products and Services to a Federal End User.

1.  FEDERAL END USER

"Federal End User" includes federal government agencies or any other entity listed in GSA Order ADM 4800.2D, including those entities listed in Appendices A, B, and C of the Order, and any successor Order which may be published by the GSA in the Federal Register. The term Federal End User also incudes federal governmental cost reimbursement prime contractors and management and operating contractors that receive proper authorization under FAR Part 51 from federal agencies to make federal purchases or acquisitions where licenses granted and title to equipment vest in the federal government.

2.  TITLE

You may propose an integrated solution through a higher-tier federal contractor in fulfillment of a specific government procurement where title to the Machine passes directly to the federal government. In no event shall you permit transfer of title for any Machine purchased under this Agreement to other than the federal government. Under no circumstances may you assign any of your responsibilities under this Agreement to the Federal End User.

3.  BUY AMERICAN ACT/TRADE AGREEMENTS ACT (BBA/TAA)

We make no representation or certification regarding the domestic or foreign origin of products we provide.

4.  EXPORT OF PRODUCTS

When the federal government purchases Products and Services for its own use outside the United States, (i.e., an embassy or military installation) they do count 1) toward your minimum annual attainment 2) toward determination of your discount or price, as applicable, or 3) for determining your marketing or promotional funds. Your future supply allocations will not be affected. If for such Products, the warranty will be voided unless the equipment is returned to the United States for service. Title to the products must reside with the United States government, and the government must be responsible for the program licenses.

5.  GSA PRICE PROTECTION

IBM will provide price protection to GSA Schedule holders. There schedule holders must have an appropriate GSA contract addendum provided by the IBM Government Industry Federal Business Partner Program Manager, before being eligible for the rice protection terms set our in that addendum.

6.  ENDING THE AGREEMENT (FOR FEDERAL CONTRACT OBLIGATIONS, EXCLUDING GSA)

If we terminate this Agreement without cause, we will permit you to continue to market under the terms of this Agreement through the date on which this Agreement would otherwise have ended had we not terminated it. You agree to promptly withdraw any bids that include Products and Services which were anticipated to have been obtained under this Agreement, unless we agree to terms and conditions under the Federal Systems Integrator (FSI) Program (or similar or successor program) for the bid as offered.

IBM BUSINESS PARTNER AGREEMENT
FEDERAL CERTIFICATION ATTACHMENT
--------------------------------------------------------------------------------

These terms are in addition to or modify the Complementary Marketing Terms Attachment, the Sales Agent Attachment and the Transaction Complementary Terms Attachment. This Federal Certification contains a summary of certain Federal laws and regulations that apply when we market to the Federal government. Copies of these laws and regulations may be obtained from us at your request. It is important that you understand your responsibilities under them, since the Federal government has a number of remedies (such a levying fines and denying Federal procurement awards) when a violation occurs. Please contact us if you have any questions regarding this certification.

1.  DEFINITIONS

FEDERAL PROSPECT - is the Federal government; Federal government owned or affiliated (or sponsored) corporation; organization involved in Federal procurement activities that are approved to procure using our GSA schedule Contract; and Federal prime contractors and subcontractors who are engaged in a specific Federal procurement opportunity.

LOBBYING - is any communication you have with the Federal government to influence the award of a Federal contract to us.

MONEY, GRATUITY, OR OTHER THINGS OF VALUE - is anything of monetary value (for example, a gift, a favor, entertainment, or vendor promotional training).

PROCUREMENT OFFICIAL - is a civilian or military employee of a Federal agency (including the agency's contractors, subcontractors, or consultants) who participates substantially in the Federal procurement process.

PROPRIETARY INFORMATION - is a competitor's information (including extracts), marked "Proprietary," which has been submitted to the Federal government by the competitor. It includes information contained in a bid or proposal (such as pricing data).

SOURCE SELECTION INFORMATION IS THE FOLLOWING FEDERAL GOVERNMENT INFORMATION (INCLUDING EXTRACTS):

1.  documents marked "source Selection Information";
2.  source selection plans;
3.  source selection board, panel, or advisory reports;
4.  bid prices or costs;
5.  technical evaluation plans;
6.  evaluation of proposals;
7.  competitive range determination; and
8.  rankings of bids, proposals, or competitors.

2.  FEDERAL LAWS AND REGULATIONS

CONFLICT OF INTEREST

Certain conflict of interest laws and regulations limit our ability to do business with the Federal government if we have an unfair competitive advantage because of a conflict of interest. We may have an unfair competitive advantage if you (or anyone who you engage to assist you in performing marketing for us):

1. have worked, or are working, with the Federal government on a Federal procurement opportunity for which you will provide marketing for us;

2. have worked, or are working, with an anticipated or known bidder who will compete at any contract level as a prime or subcontractor on a Federal procurement opportunity for which you provide marketing for us; or

3. have had, or have, access to Proprietary or Source Selection Information concerning a Federal procurement opportunity for which you will provide marketing for us. If any of the above applies, please check "possible Conflict of Interest," and provide us with a nonconfidential description of each situation in the space provided below. Otherwise, check "None." In either instance, you agree to update this information in writing immediately when you become aware of "Possible Conflicts of Interests" not already reported in this certification.

          None
    -----
          Possible Conflict of Interest
    -----

To be eligible for a Federal procurement award of over $200,000, we must provide the Federal government with a conflict of interest certification concerning anyone who will provide marketing for us on that procurement. We must certify that we have informed them about these conflict of interest laws and regulations. You may have to provide us with certifications (in addition to this certification) or other information to assist us in complying with this requirement. We will let you know, in advance, when such information is needed for a Federal procurement.

PROCUREMENT INTEGRITY

The Procurement Integrity Act and regulations (collectively called the "PI") prohibit certain activities during the Federal government procurement process. the PI also may require certification from you and us.

The PI prohibits you and us from engaging (directly or indirectly) in the following conduct during the course of a Federal government procurement:

1. discussing future employment or business opportunities with a Procurement Official;

2. offering or giving Money, Grautities, or Other Things of Value to a Procurement Official. This prohibition doe snot apply to situations where 1) the fair market value is paid by the recipient agency or, if other than money, is $10 or less per event or presentation or 2) the item is secured under Federal government contract; and

3. soliciting, obtaining, or disclosing any Proprietary or Source Selection information without written Federal government approval from the head of the Federal agency or a designee.

In addition, for two years after leaving Federal government employment, a former Procurement Official may not assist a winning contractor in negotiating or performing any contract related to a procurement on which such former Procurement Official worked while employed by the Federal government. This prohibition applies whether the former Procurement Official is your representative or ours.

When we are 1) selected for Federal prime contract awards, and modifications and extensions over $100,000, or 2) responding to a sealed bid solicitation over $100,000, we must provide a PI certification specifying that:

1. we are not aware of any actual or suspected PI violation related to the specific Federal procurement. If we are aware of such a violation, however, it must be disclosed; and

2. anyone who is substantially involved in the procurement on our behalf is familiar, and will comply with the PI. You agree to obtain procurement-integrity certifications from your employees and others who will assist you in performing marketing for us.

BYRD AMENDMENT

Under the Byrd Amendment, we must report certain marketing activities that constitute Lobbying to the applicable Federal agency or the Congress. This reporting requirement applies to all Federal procurements over $100,000.

The following are not considered Lobbying, and do not have to be reported:

1. communications with a Federal agency that are required (for example, by Federal law or regulation) to receive a Federal procurement award.

2. certain marketing performed by you prior to formal solicitation by a Federal agency. These include all pre-Request for Proposal discussions regarding the qualities, characteristics, application, adaptation, and terms of sales or service of our products; and

3. professional and technical services provided after a solicitation has been issued. Such services, however, must be directly related to the preparation, submission, or negotiation of the Federal contract.

You agree that you will not lobby on behalf of IBM within the meaning of the Lobbying Disclosure Act of 1995.

3.  YOUR RESPONSIBILITIES

You agree to:

1.  obtain Worker's Compensation and Employer's Liability Insurance;

2. Comply with, and assist us in complying with, and applicable Federal laws and regulations, including the Federal regulations listed in this Attachment. You agree to notify us in writing immediately if you believe that you, or anyone assisting you to perform marketing, may have violated any of them;

3.  provide us with the certifications and related information we request; and

4. provide the Letter of Information for Federal Government Customers to your End User.

Any questions you have concerning this certification, or your responsibilities under it, should be directed to IBM U.S. Federal Contracts Relations Department.

                    LIST OF APPLICABLE FEDERAL REGULATIONS

FEDERAL ACQUISITION REGULATIONS (FAR)

52.203-1             Officials Not to Benefit
52.203-3             Gratuities
52.203-5             Covenant Against Contingent Fees
52.203-6             Restrictions on Subcontractor Sales to the Government
52.203-7             Anti-Kickback Procedures
52.203-8             Requirement for Certificate of Procurement Integrity
52.203-9             Requirement for Certificate of Procurement Integrity -
                      Modification
52.203-10            Price or Fee adjustment for Illegal or Improper Activity
52.203-11            Certification and Disclosure Regarding Payments to
                      Influence Certain Federal Transactions
52.203-12            Limitation on Payments to Influence Certain Federal
                      Transactions
52.204-2             Security Requirements
52.209-5             Certification Regarding Debarment, Suspension, Proposed
                      Debarment and Other Responsibility Matters
52.209-6             Protecting the Government's Interest when Subcontracting
                      with Contractors Debarred, suspended, or Proposed for Debarment
52.209-7             Organizational Conflicts of Interest Certificate -
                      Marketing Consultants
52.212-13            Stop-Work Order
52.215-1             Examination of Records by Comptroller General
52.222-1             Notice to the Government of Labor Disputes
52.222-21            Certification of Nonsegregated Facilities
52.222-22            Previous Contracts and Compliance Reports
52.222-26            Equal Opportunity
52.222-35            Affirmative Action for special Disabled and Vietnam Era
                      Veterans
52.222-36            Affirmative Action for Handicapped Workers
52.222-37            Employment Reports on Special Disabled Veterans and
                      Veterans of the Vietnam Era
52.223-1             Clean Air and Water Certification
52.223-2             Clean Air and Water
52.227-2             Notice and Assistance Regarding Patent and Copyright
                      Infringement
52.228-5             Insurance - Work on a Government Installation
52.233-3             Protest After Award
52.246-23            Limitation of Liability
52.249-1             Termination for Convenience of the Government (Fixed Price
                      (Short Form)
52.249-2             Termination for Convenience of the Government (Fixed Price)

GENERAL SERVICES ADMINISTRATION REGULATIONS (GSAR)

552.215-70           Examination of Records by GSA

                         IBM BUSINESS PARTNER EXHIBIT

                        IBM BUSINESS PARTNER AGREEMENT

                                                 Exhibit No.: BPEX-01
                                                 Effective Date: January 1, 1997

                              GENERAL INFORMATION

This Exhibit is designed to provide you with the Product information related to your IBM Business Partner relationship only. There are individual sections by Product family. We will provide you with those sections applicable to your Product Approval(s) along with your other Agreement documents. If you need additional information, these documents are available via IBMLink, or from your IBM representative.

Products included in this Exhibit are available for marketing in conjunction with your Value-Added Enhancement unless otherwise specified.

Products included in this Exhibit may be available to Distributors. These available Products may be acquired at the discount indicated in this Exhibit, or they may be acquired at the discount specified in Distributor Schedule A. Products for which there is a discount specified in Distributor Schedule A are identified by an "A" in the DIST column in this Exhibit.

INTERNAL USE OF PRODUCTS
------------------------

Unless otherwise specified in this Exhibit, you may acquire Products included in this Exhibit which you are approved to market for internal use within your Business Partner operations.

1.   Internal use products are available to Business Partners approved under:

     . Remarketer terms at the same discount as Products acquired for resale. . Complementary (Fee Based) terms at a 30% discount.

2. One license of each eligible licensed program authorized for your approved processor category may be acquired for each internal use processor.

DEVELOPMENT AND DEMONSTRATION PRODUCTS
--------------------------------------

IBM Business Partners may obtain the quantity of Development/Demonstration System Products identified in this Exhibit for the Products they are approved to market. The indicated quantities may be acquired during each 12-month period, beginning on the date you are approved to market the product.


     PRODUCT                               QUANTITY

     RS/6000 Processors                        5
     POWERparallel Processors                  5
     AS/400 Processor                          2
     Point of Sale Products*                  10
     Network Integration Products**            5
     System/390 Processors                     1
     Storage Systems Products                 10
     Finance Industry Processors               1
     Printing Company Printers***              2

* May acquire the quantities indicated for each machine type you are approved to market.

** In addition to approved Network Integration Solution Partners, Network Integration Products are available to IBM RS./6000, AS/400, System/390, and Point of Sale Business Partners for development, demonstration, or internal use installation.

*** This is limited to a maximum of two of any model of a Products you are approved to market.

IBM Licensed Programs are available for Development and Demonstration System installation at a 100% discount, unless otherwise noted. One copy of each authorized Licensed Program is available for each Development and Demonstration System. Process or Media charges associated with IBM Licensed Programs are not eligible for a discount.

                                                        Business Partner Exhibit

                               REMARKETER TERMS

INVENTORY RETURNS - INVENTORY ADJUSTMENT CATEGORY (IAC)
-------------------------------------------------------

Inventory Adjustment Categories are specified in the Inventory Adjustment Category column in the attached Product Tables.

When a Product is indicated as returnable (IAC 2, 3, 4), the machine type/model and its associated field installable features and model conversions ordered from IBM as MES orders are eligible for return.

CATEGORY 1

Products indicated as IAC 1 are not eligible for return.

CATEGORY 2

Handling charge:    5% handling charge.

Maximum returns:    Number of units (within IAC 2) IBM shipped to you in the
                    preceding 4 month period, minus any returns. Products being returned must have been shipped to you by IBM during that preceding 4-month period.

Open box returns:   None allowed.

CATEGORY 3

Handling charge:    - No handling charge for up to 5% of the prior calendar
                      quarter's net billings within IAC 3.
                    - 3% handling charge for an additional 5% of the prior
                      calendar quarter's net billings IAC 3.

Maximum returns:    10% of prior calendar quarter's net billings.

Open box returns:   Up to 1% of returns.

CATEGORY 4

Handling charge:    No handling charge.

Maximum returns:    15% of prior calendar quarter's net billings within IAC 4

Open box returns:   Up to 1% of returns.

RETURN OF WITHDRAWN PRODUCTS:

Products eligible for return and announced as withdrawn from marketing by IBM:

  - must be returned by the return date specified in the withdrawal announcement; or
  - if there is no return date specified in the announcement, the request for return must be received by IBM within 60 days of the withdrawal announcement date.

RETURN OF PRODUCTS IDENTIFIED AS DEFECTIVE ON ARRIVAL (DOA):

You may return Products identified by us as Defective on Arrival (DOA) if a reasonable repair attempt was made (you requested IBM to repair). Such returns will not count in your allowable return percentages.

EXCLUSIONS:

  -  Products ordered for Demonstration/Development System use.
  -  Non-Preloaded IBM Mid-Range Licensed Programs.

ADDITIONAL INVENTORY ADJUSTMENT TERMS:

IBM Licensed Programs shipped from IBM as PRE-LOADED on a processor may be returned under the Inventory Adjustment provisions when the processor is also returned. The PRE-LOADED Licensed Program is subject to the same Inventory Adjustment provisions as the processor on which it was shipped.

                                                        Business Partner Exhibit

Returns will be deducted from all attainment.

All returns that exceed the stated limits will be returned to the Business Partner at their expense.

Returns can be made once each calendar month.

PRICE DECREASE AND DISCOUNT INCREASE CREDITS
--------------------------------------------

Unless stated otherwise, Products included in this Exhibit are eligible for Full Inventory Price Decrease and Discount Increase Protection.

Price Decrease and Discount Increase Credits apply to machine type/models; associated filed installable features, and model conversions shipped from IBM as MES orders.

You may be required to report your inventory to us in order to receive a Price Decrease or Discount Increase Credit. We will specify in our announcement letter when, and in what format, reporting will be required.

You may only use these Credits after they are issued and only towards amounts then or thereafter due IBM.

IBM LICENSED PROGRAMS
---------------------

Permission to Copy: IBM authorized remarketers are required to copy and redistribute IBM Licensed Programs that are included in this Exhibit unless otherwise noted.

For specified Programs that we do not authorize you to copy and redistribute, you are not required to maintain a development system license. We will ship such Programs to you, or your End User, upon receipt of the required information and documents. We will distribute any defect correction information, and subsequent Program releases, to you or your End User.

Programs we have specified may be marketed without your Value-Added Enhancement for use on non-IBM machines to any End User.

Only IBM Licensed Programs acquired for development system installation are eligible for the IBM testing period.

Upgrades Charges: For IBM Licensed Programs included in this exhibit, upgrades are available at the same discount as the installed Licensed Program for which the upgrade is being ordered unless otherwise specified in the Eligible Product Category.

Upgrades for purposes of this section are defined as Group to Group and any other field installable features available for the license.

Version to Version upgrades to a Licensed Program are available, and are identified in this exhibit as available for a discount, they are eligible for the same discount as an initial license order for the upgraded-to program.

Programs licensed under a Monthly License Charge (MLC) are not eligible for a discount, but may be eligible for a fee. Details are indicated in individual Program announcements. When your relationship terminates with an End User, or if you delegate your support responsibilities for a recurring charge program to IBM, the associated MLC fees will be discontinued.

For IBM Licensed Programs available with a Primary License Charge (PLC) and Annual License Charge (ALC), discounts, if any, apply only to the Primary License Charge. Annual License Charges may have unique IBM Remarketer pricing available.

Process or media charges associated with IBM Licensed Programs are not eligible for a discount.

Higher education Software Consortium (HESC): Industry Remarketers approved for the AS/400 and RS/6000 are eligible for the following HESC terms.

When you are authorized for IBM Licensed Programs listed in this exhibit, that are also listed as eligible for the HESC, you may be able to acquire them under the HESC provisions when the licenses are placed with an HESC qualifying End User. Eligible programs are identified in the HESC column of this Exhibit with the corresponding HESC group designation.

                                                        Business Partner Exhibit

DISCOUNT PROVISIONS
-------------------

When a maximum discount is indicated for a specific product, the total of all available discounts may not exceed the stated maximum discount.

Field installed features and model conversions for Products included in this Exhibit may qualify for a discount, otherwise, the IBM Single Unit Price applies.

When model conversions are available at a discount, the discount will be the same as the MES discount of the converted-to model, unless otherwise noted.

Certain Products included in this Exhibit may be eligible for additional discount incentives which are in addition to the remarketing discount. IBM may change or withdraw additional discount incentive programs at any time.

END USER INSTALLATION REPORTING
-------------------------------

END USER INSTALLATION INFORMATION MUST BE REPORTED TO IBM WITHIN 10 DAYS OF THE DATE OF INSTALLATION FOR ALL PRODUCTS INCLUDED IN THIS EXHIBIT.

WARRANTY SERVICE INFORMATION
----------------------------

Machines included in this Exhibit are Warranty Service Category A Machines unless specified otherwise in the Product Table. IBM does not authorize you to perform warranty Service for Category A Machines.

See Warranty Service Attachment for Warranty Service Category B Machines.

CANCELLATION CHARGES.
---------------------

Refer to the Business Partner Operations Guide to determine applicable cancellation charges.

BUSINESS PARTNER PROJECT DISCOUNT GUIDELINES
--------------------------------------------

IBM Business Partners may be eligible for the IBM Project Discount in addition to their base discount identified in their Profile and this exhibit. The Project Discount is applicable to all products included in this Exhibit, excluding IBM Printing Systems Co. printers. IBM Solution Provider - Remarketers, System-Integrator Remarketers, and IBM Distributors approved to sell IBM networking products may be eligible for a Networking Products Project Discount in addition to their base discount.

IBM PROJECT DISCOUNT
--------------------

A Project is defined as an engagement by an IBM remarketer with a single End User Customer which results in IBM revenue from the remarketer of at least one million dollars for that specific End User engagement spanning a period of up to two years.

The Project Discount may be 1%, 3%, or 5% based on the total amount of IBM revenue (based on net billed amounts) realized for products ordered directly from IBM for one "project." However, for any given Product, the sum of the remarketer's base discount and the Project Discount may not exceed 39% (excluding discount cap exceptions listed below). Eligible Products will be price protected for the term of the project, not to exceed two years from the start date of the project, at the IBM net price available to the remarketer at the date the first order is received by IBM for the first order for the project.

* Discount Cap Exceptions

  -  The maximum Project Discount is 40% for Federal End Users.
  -  System/390 Products do not have a maximum Project Discount.
  - The following Category A1 Products have a 38% maximum Project Discount for both commercial and Federal End Users:

        5696-041    Professional CADAM View
        5696-138    Professional CADAM Drawing Mark-up Facility
        5696-706    Professional CADAM Variational Design System
        5696-885    Professional CADAM Graphics Enabler
        5696-938    Professional CADAM MCX Translater
        5697-258    Professional CADAM Hybrid Raster
        5756-091    Professional CADAM 3D Surface Design
        5756-092    Professional CADAM Manufacturing System
        5756-093    Professional CADAM Machining Center
        5756-094    Professional CADAM Interactive Design

                                                        Business Partner Exhibit

        5756-095    Professional CADAM Access IUEing System
        5756-096    Professional CADAM Interactive Solids Design
        5756-295    Professional CADAM CADEX: Intelligent Data Integrator
        5756-296    Professional CADAM MCAE Interfaces
        5756-297    Professional CADAM AEC Schematics
        5626-CCD    CATIA/CADAM Drafting
        5626-IUE    CATIA/CADAM IUE
        5626-MCX    CATIA/CADAM MCX Translator
        5626-RAS    CATIA/CADAM Hybrid Raster
        5626-MU2    CATIA/CADAM 2D Markup and Annotation

* Project Discount Schedule

  - 1% when IBM project revenues are equal to or greater than $1.0M, but less than $2.5M.
  - 3% when IBM project revenues are equal to or greater than $2.5M, but less than $5.0M.
  -  5% when IBM revenues are equal to or greater than $5.0M

All Current Discount Maximums indicated in this exhibit continue to apply.

Please refer to IBM announcement letter 595-035 dated May 9, 1995, for additional details.

IBM CREDIT FOR SELECTION NETWORKING PRODUCTS OFFERING

Effective October 1, 1996, if you are authorized to sell IBM networking products, you can receive a credit for selected networking products that are installed at end-user locations during a calendar year quarter. The selected products that are eligible for credit are included in the business Partner Exhibit (Z125-5505) Category D.

The credits will be based on the IBM total Billed Value of the eligible machine type and features installed during the quarter. The following table will be used to determine the credit percent to which you are entitled.

  IBM Billed Value of           Credit
  Quarterly Sales               Percent

  $250,000 to $499,999             2%
  $500,000 to $1,499,999           3%
  $1,500,000 to$2,999,999          4%
  $3,000,000 to $5,999,999         5%
  $6,000,000 and over              6%

You can combine this offering with the base remarketing discount specified in the IBM Business Partner Exhibit.

Eligible products acquired under a project discount or special bid discount and sold during the quarter will be included in the total Billed Value of Quarterly Sales to determine eligible credit percent; however, they will not be included in the calculation of your quarterly credit. Those products that were in your inventory as of October 1, 1996 will be included.

This offering cannot be combined with any other discount, credit, rebate, or bonus on the eligible products.

At the end of each quarter, the remarketer must complete the designated Credit Certification Form to qualify for the credit. this offering will be effective for products installed in fourth quarter 1996 and for each quarter thereafter until such time that IBM elects to modify or withdraw this offer.

IBM reserves the right to modify or withdraw this offering at any time.

Additional details are available in IBM Announcement, 596-158, dated 10/29/1996.

FEDERAL REMARKETING
-------------------

Federal End User Definition

The following definition of "end user" applies when marketing to Federal Government accounts:

1. "Federal End User" includes federal government agencies or any other entity listed in GSA Order ADM 4800.2D, including those entities listed in Appendices A, B, and C of the Order, and any successor Order which may be published by the GSA in the Federal Register. the term Federal End User also

                                                        Business Partner Exhibit

     includes federal government cost reimbursement prime contractors and management and operating contractors that receive proper authorization under FAR Part 51 from federal agencies to make federal purchases or acquisitions where licenses granted and title to equipment vest in the federal government.

2. The IR may propose an integrated solution through a higher-tier federal contractor in fulfillment of a specific government procurement where title to the IBM equipment passes directly to the federal government. In no event shall the IR permit transfer of title for any IBM equipment purchased under this Agreement to other than the Federal government. Under no circumstances may the IR assign any of its responsibilities under the IR Agreement to the Federal End User.

Additional Terms for Federal Sales

1. Addition to Remarketer General Terms (Z135-4800), Section 25, Ending the Agreement.

     For federal contract (excluding GSA Schedule contract) obligations only.

     In the event IBM terminates this Agreement without cause, we will permit you to continue to provide Products under the terms of this Agreement through the date on which this Agreement would otherwise have ended had it not been terminated by IBM. The industry remarketer agrees to promptly withdraw any bids that include IBM products and services which were anticipated to have been obtained under this Agreement, unless IBM and the industry remarketer are able to agree to terms and conditions under the Federal Systems Integrator (FSI) Program (or similar or successor program) for the bid as offered.

2.   Buy American Act/Trade Agreements Act (BAA/TAA).

     IBM makes no representation or certification regarding the domestic or foreign origin of products provided by IBM.

                                                        Business Partner Exhibit

                              COMPLEMENTARY TERMS

The terms of this Exhibit are in addition to those of the IBM Business Partner Agreement and apply to Business Partners approved under the Complementary Marketing Terms Attachment or the Systems Integrator Attachment.

We specify a fixed dollar fee (Fee Opportunity) or a percent (Fee Percent) for each Product. A description of each fee follows:

BASE AMOUNT COMPENSATION

The fee-based Solution Provider will determine the End User's discount percent (up to the maximum percent identified as the fee opportunity for the Product in the product table) which determines the amount invoiced to the Customer. The compensation received by the fee-based Solution Provider is the difference between the fee opportunity percent less the percentage discount provided to the customer (exclusive of taxes). The Product price to the customer cannot be more than the Product's list price as set by IBM at time of installation.

FEE COMPENSATION

If we specify a fee percent (used to determine the fee paid to you) for each Product, we apply it to the Product's one-time or recurring charge is invoiced to the Customer (exclusive of taxes), unless specified otherwise. For a recurring charge, we apply the fee percent to 1) 12 times the monthly charge or
2) the sum of the initial charge and the annual charge. Additional fees may be paid on other opportunities as outlined in this Exhibit.

IBM NET REVIEW

IBM NET REVENUE IS DETERMINED, WHERE APPLICABLE, BY:

1.   the net purchase price or net one-time charge for an eligible Product;

2. the net revenue to IBM under a Product trade-in or asset exchange transaction;

3. for a recurring charge Product, an amount equal to 12 times the net monthly charge; or

4. the sum of the net initial license charge and net first annual license charge amounts, for a licensed program to which such charges apply.

CONDITIONS WHERE THERE IS NO COMPENSATION

Compensation for the following items will not be included in any clement of this plan, unless we specify otherwise.

 .    Placements of Products and other IBM offerings for which the IBM branch office responsible for the Customer receives no revenue.
 .    Placement of Products acquired directly from IBM which are not ordered through the IBM Advanced Administration System (AAS).
 .    The fee-based Solution Provider is performing as an IBM subcontractor for a
     Customer and the subcontractor tasks duplicate any of the Marketing Activities for the Customer.
 .    Placements of Products by other IBM Complementary Business Partners or IBM
     Remarketers.
 .    Temporary installations: IBM machines or programs installed at one customer location, for the purposes of testing or demonstration, that the customer intends to move to another location within a short period of time.
 .    Products sold by IBM under a special bid contract approved by the IBM
     Federal Integrator Channel Department.
 .    Products acquired for use outside of the United States and Puerto Rico, unless stated otherwise in this Exhibit.
 .    Products acquired from non-IBM authorized sources.
 .    Products acquired for resale.
 .    Products sold without the IBM logo.
 .    Products acquired by IBM subsidiaries or IBM employees.
 .    Publications, supplies, cables, or accessories.
 .    The amount on an IBM services invoice for services that you perform as a subcontractor.
 .    Taxes, separately itemized or invoiced.

                                                        Business Partner Exhibit

LEGEND
------

ASRP    Annual System Revenue Performance.

CERT    Certification required "Y" (yes) and "N" (no).

DIST Where indicated with an "A" in this column, the Product is available at the discount specified in the Distributor Schedule A.

FEE     FEE Opportunity.

HESC Products eligible for the Higher Education Software Consortium (HESC) are identified by their HESC group designation.

IAC     Inventory Adjustment Category

INST    Products included in this Exhibit are identified as Installation by IBM
        (IBI) or Customer Set Up (CSU) in the"INST" column of the Eligible Product Tables.

        CSU  Customer Set Up
        IBI  Installation by IBM

LIC     Product requires a License for Internal Code "Y" (yes) or "N" (no).

NA Using "Y" to denote yes and "N" to denote no, Products indicated with a "Y" in the NA (North America) column may be acquired in either Canada or the United States and marketed in either Canada or the United States.

PRC     Price Reduction Credit Category.

VAE     Value-Added Enhancement required "Y" (yes) or "N" (no).

                                                        Business Partner Exhibit

                            ELIGIBLE PRODUCT TABLE

-------------------------------------------------------------------------------------------------------------
                                                       SYSTEM OR PRODUCT TYPES
-------------------------------------------------------------------------------------------------------------
                                                                       NETWORK
                                                         IBM POS     INTEGRATION                  STORAGE
PRODUCT CATEGORIES          RS/6000         AS/400       PRODUCTS     PRODUCTS    SYSTEM/390      PRODUCTS
-------------------------------------------------------------------------------------------------------------
Primary                        A               B           C C1           D          E E1
-------------------------------------------------------------------------------------------------------------
ASSOCIATED PRODUCTS
HARDWARE:

Displays                     G1 G2           G1 G2                       G2           G2
                         ------------------------------------------------------------------------------------
Storage Media                  H2            H1 H2                                   H1 H2
                         ------------------------------------------------------------------------------------
Miscellaneous            K K1 K2 K3 K4   K K1 K2 K3 K5        K        K K1 K2      K1 K2 K5
                               K5
-------------------------------------------------------------------------------------------------------------
Finance Industry
Products                       J1              J1                                      J1
-------------------------------------------------------------------------------------------------------------
Storage Products         S1 S2 S3 S5 S6     S1 S2 S3                     S6          S1* S2    S1 S2 S3 S5 S6
-------------------------------------------------------------------------------------------------------------
IBM Printing Co.
 Printers                 P1 P2 P3 P4      P1 P2 P3 P4  P1 P2 P3 P4  P1 P2 P3 P4  P1 P2 P3 P4
-------------------------------------------------------------------------------------------------------------
IBM Licensed Program      A A1 D1 F M       B B1 F N          C        D1 M N         E2 F           SS
 Categories               0 R SS X Y        0 R SS X         C2        O SS Y         0 Y
-------------------------------------------------------------------------------------------------------------
IBM Service Offerings         Yes             Yes            Yes         Yes          Yes            Yes
-------------------------------------------------------------------------------------------------------------
IGN
-------------------------------------------------------------------------------------------------------------
Note:
* 9348 only
-------------------------------------------------------------------------------------------------------------

                    BUSINESS PARTNER EXHIBIT PRODUCT TABLES

DOCUMENT NAME     DESCRIPTION

5505              Business Partner Exhibit General Terms
RISC              RS/6000 BP Product Table
AS400             AS/400 BP Product Table
POS               Point-of-Sale BP Product Table
NETW              Network Integration BP Product Table
S390              System/390BP Product Table
ASSOC             Associated Products BP Product Table
FIN               Finance Industry BP Product Table
STOR              Storage Products BP Product Table
PRINT             Printing Systems Company BP Product Table
FEE               Fee Based Only Products BP Product Table
SVC               Services Offerings BP Product Table
IGN               Global Network Complementary Marketer Table

BUSINESS PARTNER PROFILE
APPROVED PRODUCT           RELATED EXHIBIT DOCUMENTS

RS/6000:                    Z1255505; RISC, ASSOC, FIN, STOR, SVC, PRINT, FEE.
AS/400:                     Z1255505; AS400, ASSOC, FIN, STOR, SVC, PRINT, FEE.
Point-of-Sale:              Z1255505; POS, ASSOC, SVC, PRINT, FEE
Network Int:                Z1255505; NETW, ASSOC, STOR, SVC, PRINT, FEE.
System/390                  Z1255505; S390, ASSOC, FIN, STOR, SVC, PRINT, FEE.
Storage:                    Z1255505; ASSOC, STOR, SVC, FEE.
Printer Rmkt:               Z1255505; PRINT, SVC, PRINT, FEE.
IGN:                        Z1255505; IGN

                                                        Business Partner Exhibit

                            IBM AS/400 PRODUCT TABLE

Products included in this Product Table are available to IBM Business Partners approved for the IBM AS/400. Category B Products are eligible for the discounts or fees identified in the AS/400 Discount Schedule below. Individual Business Partners' specific discounts are identified in their Profiles. AS/400 Business Partners may also acquire Products from the Associated Products Product Table of this Exhibit in Categories F, G1, G2, G3, H1, H2, J1, J2, K1, K2, K3, K5, N, O, P, S1, S2, SS, and X. Products acquired from these tables, as well as those acquired from the Associated Products tables, aggregate toward the Annual Revenue Performance unless otherwise noted.


                                                                     HARDWARE DEMO/DEV
                                          REMARKETING DISCOUNT            DISCOUNT
--------------------------------------------------------------------------------------
ANNUAL SYSTEM REVENUE PERFORMANCE    9401   9402   9406   I/O & SW   ALL PRODUCTS/(3)/
--------------------------------------------------------------------------------------
Entry (Less than $1,000,000)          15%    31%    27%      28%              50%
--------------------------------------------------------------------------------------
$1,000,000 - 2,999,999                15%    33%    29%      30%              50%
--------------------------------------------------------------------------------------
$3,000,000 and over                   15%    35%    31%      32%              50%
--------------------------------------------------------------------------------------

CATEGORY B

MACHINES

MES orders for Machines included in this Category are available at the Remarketing Discount indicated below and at the same Development Discount as the base machine on which it will be installed, unless otherwise noted. You are authorized to initially install your programs and related IBM Licensed Programs on the AS/400, at your authorized location, subject to the provisions of the IBM Business Partner Agreement, Remarketer Terms, Attachment.




                                                                   D               I
                                                              M    I    L    I     N
MACHINE                                        FEE            E    S    I    A     S
 TYPE                 DESCRIPTION              OPTY    FEE    S    T    C    C     T                     NOTES
------------------------------------------------------------------------------------------------------------------------------------

9401          AS/400 Portable One Model P03       17%     4%   29%  A    Y      2  CSU   (1)  The 9402 Models 236 and 436 are
                                                                                              available at a 22% discount for new
9402/(1,5)/   System Unit                         20%     5%   29%  A    Y      2  CSU        machine orders and a 29% discount for
                                                                                              MES orders. The 9402 Models 236 and
9404/(6)/     System Unit                         18%     4%   29%  A    Y      2  IBI        436 are available for marketing
                                                                                              without the standard Value-Added
9406/(2,7)/   System Unit                         16%     3%   29%  A    Y      2  IBI        Enhancement requirement.

5299          Terminal Multiconnector Model                                              (2)  Maximum Remarketing discount for 9406
              003                                 10%     5%   30%  A    N      2  CSU        Model 53S new machine order = 27%

9331          Diskette Unit                       11%     4%   30%  A    N      2  IBI

2480          AS/400 Wireless LAN Access
              Points                              10%     6%   30%  A    N      2  CSU

2482          AS/400 Wireless Portable
              Transaction Computer                10%     6%   30%  A    Y      2  CSU

2483          AS/400 Integrated Laser PTC         10%     6%   30%  A    Y      2  CSU

2484          AS/400 Industrial PTC               10%     6%   30%  A    Y      2  CSU

2486          AS/400 Wireless Data
              Collection PTC                      10%     6%   30%  A    N      2  CSU

2488          AS/400 Pen-Based Computer           10%     4%   30%  A    N      2  CSU

2489          Rugged Notebook Computer            10%     4%   (4)  A    N      2  CSU

3890/(11)/    Document Processor Model XP1        10%     4%    8%  -    N      2  IBI

3897/(11)/    Image Capture System Model 001      10%     4%    8%  -    N      2  IBI
------------------------------------------------------------------------------------------------------------------------------------


NOTE:
(3) Development System Discounts for AS/400 Processors (any models not listed are available at a 50% Development Discount). The Development System Discount for a model conversion will be the same as the discount percent associated with the converted-to model. Exception approval is required for eligibility to order 9406 Models 320, 53S, and 530 as development systems.

                9401 P03 = Up to ten 9401 P03's may be acquired for Demo/Dev System use each contract period. 9402 4SS, 4SE, 4SG, 4SL, 40E, 40G, 40L = 0% 9406 F60, F70, F80, F90, F95, F97, 310, 320, 530,
                53S = 35% 5299 Development System Products available via Special Bid. 9401-150 Available only for Development System installation. Standard AS/400 discounts and quantities apply.

(4) Field installed features are ordered using special ordering vehicle 2489-ZZZ, which receives the same discount as 2489 new machine orders.

(5) For 9402 Model 2xx MES orders, the maximum fee opportunity is 15% and the fee percentage is 5%.

(6) For 9404 Model 2xx and 3xx MES orders, the maximum fee opportunity is 15% and the fee percentage is 4%.

(7) For 9406 Model 2xx and 3xx MES orders, the maximum fee opportunity is 15% and the fee percentage is 3%.

(11)    Maximum discount = 8%.
--------------------------------------------------------------------------------

                                                        Business Partner Exhibit

CATEGORY B (CONTINUED)

IBM LICENSED PROGRAMS

Version to version upgrades are eligible for the same discount as an initial license order for the upgraded-to Program.

Complementary Marketing fee percentages are as follows: Central Order = 12% TBO Order = 10%

------------------------------------------------------------------------------------------------------------------------------------

                                                                               H   D
                                                                               E   I
PROGRAM                                                                        S   S
NUMBER/(9)/                                PROGRAM DESCRIPTION                 C   T                     NOTES
------------------------------------------------------------------------------------------------------------------------------------

5620-WCL                     Win400 for Clipper                                 -  A   (8)  Permission to copy is not granted for
5620-WIN/(8)/                Win400 Full Product                                -  A        these licensed programs.

5622-055                     Current OV/400 Workgroup Program                   -  A   (9)  For Processor Group Information, refer
5622-969                     ImagePlus Workstation Program V2                   -  A        to the Exhibit - IBM AS/400 Machines
                                                                                            (Z125-4125).
5636-PUB                     AS/400 CD-ROM Collection Kit                       -  A
                                                                                             Designated AS/400 software can be
5716-AF1                     Advanced Function Printing Utilities for OS/400    -  A         distributed automatically from IBM
5716-BR1                     Backup Recovery and Media Services for OS/400     IC  A         Software Manufacturing Solutions (SMS)
                                                                                             directly to your end users for a fee.
5716-CB1                     Integrated Language Environment COBOL for OS/400   -  A         Orders can be placed by selecting the
5716-CF1                     Point-of-Sale Communications Utility for OS/400    -  A         "IR/IRA End User Distribution" option
                                                                                             in the configurator. Charges for the
                                                                                             service will be calculated and added
                                                                                             to the configuration.
5716-CL1                     Application Development ToolSet Client Server
                             for OS/400                                        IC  A         Additionally, all 5763 and 5716
5716-CL3                     Application Development ToolSet Client Server      -  A         programs ordered and shipped on the
5716-CM1                     Communications Utilities for OS/400                -  A         5755-AS3 and 5755-AS4 System Program
                                                                                             Orders (SPOs) are eligible for this
5716-CP2                     CallPath for OS/400                                -  A         automatic distribution by IBM.
5716-CP3                     CallPath for AS/400 V3                             -  A
5716-CR1                     Cryptographic Support for OS/400                   -  A
5716-CX2                     Integrated Language Environment C for OS/400       -  A
5716-CX4                     VisualAge C++ for OS/400                          IC  A

5716-CX5                     VisualAge for C++ for AS/400                       -  A
5716-DB1                     System/38 Utilities for OS/400                     -  A
5716-DCT                     Language Dictionaries for OS/400                   -  A
5716-DFH                     CICS for OS/400                                   IC  A

5716-DP1                     DataPropagator Relational Capture and Apply for
                             OS/400                                             -  A
5716-DS1                     Business Graphics Utility for OS/400               -  A
5716-ES1                     SystemView OMEGAMON Services/400                  IC  A

5716-FNT                     Advanced Function Printing Fonts for OS/400        -  A
5716-FN1                     Advanced Function Printing DBCS Fonts for OS/400   -  A
5716-FS1                     OSI File Services for OS/400                       -  A
5716-JS1                     Job Scheduler for OS/400                           -  A
5716-MG1                     SystemView Managed System Services for OS/400      -  A
5716-MQ1                     MQSeries for OS/400                               IC  A

5716-MS1                     OSI Message Services for OS/400                    -  A
5716-MW1                     ManageWare for OS/400                              -  A
5716-OS1                     OSI Communication Subsystem for OS/400             -  A
5716-PD1                     Application Program Driver for OS/400              -  A
5716-PT1                     Performance Tools for OS/400                       -  A
5716-PW1                     Application Development Toolset for OS/400        IC  A

5716-QU1                     Query for OS/400                                  IC  A

5716-RD1                     Report/Data Archive and Retrieval System           -  A
5716-RG1                     Integrated Language Environment RPG for OS/400     -  A
5716-SM1                     SystemView System manager for OS/400              IC  A

5716-SS1                     Operating System/400 V3R6                         IC  A

5716-ST1                     DB2 Query Manager and SQL Development Kit for
                             OS/400                                            IC  A

5716-SV1                     ADSTAR Distributed Storage Manager for OS/400     IC  A




                                                        Business Partner Exhibit

CATEGORY B (CONTINUED)

IBM LICENSED PROGRAMS (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------

                                                                               H   D
                                                                               E   I
PROGRAM                                                                        S   S
NUMBER/(9)/                                PROGRAM DESCRIPTION                 C   T                     NOTES
------------------------------------------------------------------------------------------------------------------------------------

5716-UB1                     Ultimedia Business Conferencing for OS/400        IC  A

5716-US1                     Client Access Ultimedia Tools for OS/400          IC  A

5716-VG1                     VisualGen Host Services for OS/400                 -  A
5716-WP1                     OfficeVision for OS/400                           IC  A
------------------------------------------------------------------------------------------------------------------------------------

5716-XA1                     Client Access                                     IC  A   (8)  Permission to copy is not granted for
                                                                                            these licensed programs.
5716-XZ1                     LAN Server for OS/400                             IC  A
                                                                                       (9)  For Processor Group Information, refer
5733-A01/(8)/                Medical RecordsPlus/400 V3                         -  A        to the Exhibit - IBM AS/400 Machines
5733-A06                     IBM Network Station manager for AS/400 V3R2        -  A        (Z125-4125).
5733-A07                     IBM Network Station Manager for AS/400 V3R7        -  A
5733-A08                     IBM Network Station Browser for AS/400             -  A   (10)  Designated AS/400 software can be
5733-A09                     IBM Network Station Support for Java for AS/400    -  A         distributed automatically from IBM
5733-CLP/(8)/                BrioQuery Navigator - Macintosh V3                 -  A         Software Manufacturing Solutions (SMS)
5733-CSM/(8)/                BrioQuery Designer - Macintosh V3                  -  A         directly to your end users for a fee.
5733-CSN/(8)/                BrioQuery Explorer - Macintosh V3                  -  A         Orders can be placed by selecting the
5733-CSQ/(8)/                BrioQuery Designer - Windows V3                    -  A         "IR/IRA End User Distribution" option
5733-CSV/(8)/                BrioQuery Explorer - Windows V3                    -  A         in the configurator. Charges for the
5733-CSW/(8)/                BrioQuery Navigator - Windows V3                   -  A         service will be calculated and added to
                                                                                             the configuration.
5733-CS8/(8)/                DAL Server                                         -  A
5733-IM1                     IBM Intelligent Miner for AS/400 V1                -  A         Additionally, all 5763 and 5716
5733-080                     IBM Application Dictionary/400                    IC  A         programs ordered and shipped on the
                                                                                             5755-AS3 and 5755-AS4 System Program
5733-167                     IBM Distributed Computing Environment Base                      Orders (SPOs) are eligible for this
                             Services/400                                       -  A         automatic distribution by IBM.
5733-218                     IBM Report/Data Archive & Retrieval System for
                             OS/400                                             -  -
5733-228                     IBM Image Plus Workfolder Appl Facility V3 for
                             OS/400                                             -  A

5763-AF1                     Advanced Function Printing Utilities/400          IC  A

5763-BR1                     AS/400 Basic                                      IC  A

5763-BR1                     Backup Recovery and Media Services/400            IC  A

5763-CB1                     Integrated Language Environment (COBOL/400        IC  A

5763-CD1                     CoOperative Development Environment/400           IC  A

5763-CF1                     Point-of-Sale Communications Utility/400          IC  A

5763-CL1                     Application Development ToolSet Client            IC  A
                             Server/400

5763-CM1                     Communications Utilities/400                      IC  A

5763-CP2                     CallPath/400 V2                                   IC  A

5763-CP3                     CallPath for OS/400 V3                             -  A
5763-CR1                     Cryptographic Support/400                         IC  A

5763-CX2                     Integrated Language Environment C/400             IC  A

5763-DB1                     AS/400 System/38 Utilities                        IC  A

5763-DCT                     Language Dictionaries/400                         IC  A

5763-DFH                     CICS/400                                          IC  A

5763-DM1                     SystemView Information Warehouse DataHub
                             Support/400                                        -  A
5763-DP1                     DataPropagator Relational Capture and Apply/400   IC  A

5763-DS1                     AS/400 Business Graphics Utility                  IC  A

                                                        Business Partner Exhibit

CATEGORY B (CONTINUED)

IBM LICENSED PROGRAMS (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------

                                                                               H   D
                                                                               E   I
PROGRAM                                                                        S   S
NUMBER/(9)/                                PROGRAM DESCRIPTION                 C   T                     NOTES
------------------------------------------------------------------------------------------------------------------------------------

5763-ES1                     SystemView OMEGAMOM Services/400                  IC  A

5763-FNT                     Advanced Function Printing Fonts/400              IC  A

5763-FN1                     Advanced Function Printing DBCS Fonts/400         IC  A

5763-FS1                     OSI File Services/400                             IC  A

5763-JS1                     Job Scheduler for OS/400 V3                        -  A
5763-MG1                     System Managed System Services/400                IC  A

5763-MQ1                     Message Queue Manager/400                         IC  A

5763-MQ2                     MQSeries for OS/400                                -  A
5763-MS1                     OSI Message Services/400                          IC  A

5763-MW1                     SystemView ManageWare/400                         IC  A

5763-OS1                     OSI Communications Subsystem/400                  IC  A

5763-PD1                     Application Program Driver/400                    IC  A

5763-PL1                     AS/400 PL/I                                       IC  A
------------------------------------------------------------------------------------------------------------------------------------

5763-PS1                     AS/400 Pascal                                     IC  A   (8)  Permission to copy is not granted for
                                                                                            these licensed programs.
5763-PT1                     Performance Tools/400                             IC  A
                                                                                       (9)  For Processor Group Information, refer
5763-PW1                     Application Development ToolSet/400               IC  A        to the Exhibit - IBM AS/400 Machines
                                                                                            (Z125-4125).

5763-QU1                     Query/400                                         IC  A   (10) Designated AS/400 software can be
                                                                                            distributed automatically from IBM
5763-RD1                     Report/Data Archive and Retrieval System           -  A        Software Manufacturing Solutions (SMS)
                             (R/DARS)                                                       directly to your end users for a fee.
5763-RG1                     Integrated Language Environment RPG/400           IC  A        Orders can be placed by selecting the
                                                                                            "IR/IRA End User Distribution" option in
5763-SM1                     SystemView System Manager/400                     IC  A        the configurator. Charges for the
                                                                                            service will be calculated and added to
                                                                                             the configuration.

5763-SS1                     Operating System/400 V3                           IC  A        Additionally, all 5763 and 5716 programs
                                                                                            ordered and shipped on the 5755-AS3 and
5763-ST1                     DB2/400 Query Manager and SQL Development Kit     IC  A        5755-AS4 System Program Orders (SPOs)
                                                                                            are eligible for this automatic
5763-SV1                     ADSTAR Distributed Storage Manager/400            IC  A         distribution by IBM.

5763-UB1                     Ultimedia Business Conferencing/400               IC  A

5763-UM1                     Ultimedia Mail/400                                IC  A

5763-US1                     Client Access/400 Ultimedia Tools                 IC  A

5763-VG1                     VisualGen Host Services for OS/400                 -  A
5763-VR1                     AS/400 VRPG Client/2                              IC  A

5763-WP1                     Office Vision/400                                 IC  A

5763-XA1                     Client Access/400 Family                          IC  A

5763-XZ1                     LAN Server/400                                    IC  A

5798-AF2                     AFP PrintSuite for OS/400 V2                       -  A
5798-AF3                     AFP PrintSuite for AS/400 V3                       -  A
5798-JS2                     Job Scheduler for OS/400                           -  A
5798-RYF                     IBM Window Tool/400                                -  A
5798-RYY                     RadioPac/400                                      IC  A

5798-RYZ                     PagerPac/400                                      IC  A

                                                        Business Partner Exhibit

CATEGORY B (CONTINUED)

IBM LICENSED PROGRAMS (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------

                                                                               H   D
                                                                               E   I
PROGRAM                                                                        S   S
NUMBER/(9)/                                PROGRAM DESCRIPTION                 C   T                     NOTES
------------------------------------------------------------------------------------------------------------------------------------

5798-RZJ/(10)/               JustMail/400 V3                                   IC  A


5798-RZK/(10)/               Neural Network Utility/400                        IC  A

5798-RZT/(10)/               Facsimile Support/400                             IC  A

5798-RZW/(10)/               KnowledgeTool Runtime/400                         IC  A

5798-RZX/(10)/               KnowledgeTool Development/400                     IC  A

5798-TAA                     TCP/IP File Server Support/400                    IC  A

5798-TAQ/(10)/               JustMail for OS/400                                -  A
5798-TBA/(10)/               Neural Network Utility for OS/400                  -  A
5798-TBC                     PagerPac for OS/400                               IC  A

5798-TBD                     RadioPac for OS/400                               IC  A

5798-TBE                     UNIX Connection Program for OS/400                IC  A

5798-TBF                     Distributed Computing Environment Base Services
                             for OS/400                                        IC  A

5798-TBG                     Netview FTP for OS/400                             -  A
5798-TBK                     Early Planning Package                             -  A
5798-TBL                     SOMobjects Developer Toolkit for AS/400           IC  A

5798-TBU                     CISC to RISC Upgrade Kit                           -  A
5798-TAT/(10)/               KnowledgeTool Runtime for OS/400                   -  A
5798-TAW/(10)/               KnowledgeTool Development ToolKit for OS/400       -  A
5798-TAY/(10)/               Facsimile Support for OS/400                      IC  A

5798-TAZ                     TCP/IP File Server Support for OS/400             IC  A

5799-DHP                     SuperC Compare Utility/400                         -  A
5799-DNP                     System C/400 PRPQ                                  -  A
5799-FR1                     V3 Fortran/400 Run-Time Support                    -  A
5799-JS3                     Job Scheduler for OS/400 PRPQ V2                   -  A
5799-PAC                     AS/400 Performance Analyzer                        -  A
-------------------------------------------------------------------------------------
5799-XBW                     Optical Library DataServer Support/400             -  A   (8)  Permission to copy is not granted for
                                                                                            these licensed programs.
5799-XCR                     Preinstall Planning Manuals                        -  -
5799-XDH                     IBM Security ToolKit for OS/400 V2 R3              -  A   (9)  For Processor Group Information, refer
5799-XDJ                     IBM Security ToolKit for OS/400 V3 R1              -  A        to the Exhibit - IBM AS/400 Machines
5799-XDK                     IBM Security ToolKit for OS/400 V3 R6              -  A        (Z125-4125).
5799-XDL                     V3 Preinstall Planning Manual                      -  A
                                                                                       (10)  Designated AS/400 software can be
                             IBM SYSTEM 36/38 LICENSED PROGRAMS                              distributed automatically from IBM
                                                                                             Software Manufacturing Solutions (SMS)
5668-883                     S/36 Financial Transaction Processing System       -   -        directly to your end users for a fee.
5710-CAT                     S/36 Computer Assisted Training 1.2                -   -        Orders can be placed by selecting the
5714-MG1/(10)/               S/38 Migration Aid                                 -   -        "IR/IRA End User Distribution" option
5727-BR1                     S/36 Business Report Applic. Devel. System         -   -        in the configurator. Charges for the
5727-MG1/(10)/               S/36 Migration Aid                                 IC  -        service will be calculated and added to
                                                                                             the configuration.
5796-PZK                     S/36 RM/COBOL Compiler & Runtime                   -   -
5798-RPH                     S/36 Fixed Asset Acctg. and Control System         -   -        Additionally, all 5763 and 5716
5798-RPT                     S/36 Strategic Profit Model II                     -   -        programs ordered and shipped on the
5798-RPX                     S/36 Retrieval/36                                  -   -        5755-AS3 and 5755-AS4 System Program
5798-RRW                     S/36 Electronic Spreadsheet                        -   -        Orders (SPOs) are eligible for this
                                                                                             automatic distribution by IBM.
5799-BKP                     S/38 File Support Utilities for PC & XT            -   -
5799-BTZ                     S/38 IBM System/38 Transfer Facility               -   -


                                                        Business Partner Exhibit

CATEGORY B (CONTINUED)

IBM LICENSED PROGRAMS (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------

                                                                               H   D
                                                                               E   I
PROGRAM                                                                        S   S
NUMBER/(9)/                                PROGRAM DESCRIPTION                 C   T                     NOTES
------------------------------------------------------------------------------------------------------------------------------------

5799-CGJ                     S/36 IPDS Graphics/Text Merge PRPQ                 -   -
5799-CGK                     S/36 IPDS Advanced Functions PRPQ                  -   -
5799-EYY                     S/36 Consolidated Software Package                 -   -
5799-PAZ                     S/36 Response Time Measurement Facility PRPQ       -   -
5799-WYL                     S/36 APPC Multiple LU Support PRPQ                 -   -

                             AS/400 ADVANCED 36 LICENSED PROGRAMS

5716-ASM                     Assembler and Macro Processor                      -  A
5716-BAS                     BASIC                                              -  A
5716-BGU                     Business Graphics Utility                          -  A
5716-CBL                     COBOL                                              -  A
5716-DCN                     DW/36 Language Dictionaries                        -  A
5716-DEM                     3278 Device Emulation                              -  A
5716-DSU                     Development Support Utilities                      -  A
5716-DWT                     DisplayWrite/36                                    -  A
5716-FOR                     FORTRAN                                            -  A
5716-PK1                     BasePac                                            -  A
5716-QRY                     Query/36                                           -  A
5716-RPG                     RPG II                                             -  A
5716-SSP                     System Support Program                             -  A
5716-UTL                     Utilities                                          -  A
5716-PCS                     Personal Computer Support/36                       -  A
5716-PSV                     Personal Services/36                               -  A
5727-ASM                     Assembler and Macro Processor                      -  A
5727-BAS                     BASIC                                              -  A
5727-BGU                     Business Graphics Utilities (BGU)                  -  A
5727-CBL                     COBOL Compiler and Library                         -  A
5727-DCT                     DisplayWrite/36 Language Dictionary                -  A
------------------------------------------------------------------------------------------------------------------------------------


                                                        Business Partner Exhibit

CATEGORY B (CONTINUED)



IBM LICENSED PROGRAMS (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------

                                                                               H   D
                                                                               E   I
PROGRAM                                                                        S   S
NUMBER/(9)/                                PROGRAM DESCRIPTION                 C   T                     NOTES
------------------------------------------------------------------------------------------------------------------------------------

                             AS/400 ADVANCED 36 LICENSED PROGRAMS (CONTINUED)

5727-DEM                     3278 Device Emulation                              -  A
5727-DSU                     Development Support Utility                        -  A
5727-DWT                     DisplayWrite/36                                    -  A
5727-FOR                     FORTRAN IV                                         -  A
5727-LAN                     LAN Communications                                 -  A
5727-PCS                     PC Support/36                                      -  A
5727-PK1                     BasePac/36 (includes SSP, UTL, RPG, QRY, and       -  A
                             PCS)
5727-PK2                     OfficePac/36 (includes DWT, DCT, and PSV)          -  A
5727-PSV                     Personal Services/36                               -  A
5727-QRY                     Query/36                                           -  A
5727-RPG                     RPG II                                             -  A
5727-SSP                     System Support Program (SSP)                       -  A
5727-UTL                     Utilities                                          -  A
5799-FQQ                     Response Time Measurement Facility                 -  A
5799-FQR                     Distributed System Node Executive (DSNX/ND)        -  A
5799-FQP                     IPDS Advanced Function Printing                    -  A
5799-QFP                     Response Time Measurement Facility PRPQ            -  A
5799-QFQ                     DSNX-ND (Distributed System Node Executive) PRPQ   -  A
5799-QFR                     X.25 Synchronous Autodial PRPQ                     -  A
5799-QHK                     IPDS Advanced Function Printing PRPQ               -  A

                             CLIENT SERIES SOFTWARE

5733-CSB                     SNA*ps 5250 GC                                     -  A
5733-CSC                     SNA*ps Gateway                                     -  A
5733-CS5                     SNA*ps Emulator                                    -  A
5733-CS7                     DAL Server                                         -  A
5733-CS9                     DAL Client                                         -  A
------------------------------------------------------------------------------------------------------------------------------------


                                                        Business Partner Exhibit

CATEGORY B1

IBM LICENSED PROGRAMS

The following IBM Licensed Programs are available to AS/400 Business Partners at the discounts specified below. These Programs are aggregated toward the AS/400 Annual System Revenue Performance.

Complementary Marketing fee percentages are as follows: Central Order = 12% TBO Order = 10%

------------------------------------------------------------------------------------------------------------------------------------
                                                                         H          D
                                                                         E          I
Program                                                                  S   Rmkt   S
Number/(1)/                      Program Description                     C   Disc   T                      Notes
------------------------------------------------------------------------------------------------------------------------------------

5620-ABL/(2)/  Real Vision Imaging Software                               -    25%   A  (1)  For Processor Group Information, refer
5621-211       IWPM/DOS for Windows                                       -    25%   -       to the Exhibit - IBM AS/400 Machines
5622-055       IBM Current - OfficeVision/400 Workgroup                  IC    35%   -       (Z125-4125).
5639-A36       AS/400 Availability and Recovery Management                -    25%   -
5639-A37       AS/400 Work management and Basic Tuning                    -    25%   -  (2)  One development copy of 5620-ABL is
5639-A38       AS/400 Security Planning and Implementation                -    25%   -       available directly from Real Vision,
5639-A48       AS/400 Training Library                                    -    25%   -       Inc. The 100% development discount
5696-006/(5)/  AS/400 Intro to Data Communications                        -    25%   A       through IBM does not apply. Permission
5696-024       AS/400 System Using the System/36 Environment              -    25%   A       to copy is not granted for this
5696-025       AS/400 System for the Experienced System/38 Implementer    -    25%   A       program. This program is not available
5696-026       AS/400 Control language Programming Workshop               -    25%   A       for trial offerings and is not
5686-027       AS/400 Interactive Program Design                          -    25%   A       warranted by IBM.
5696-029       RPG/400 Interactive Programming Workshop                   -    25%   A
5696-030       AS/400 Relational Data Base Design and Coding              -    25%   A  (3)  Permission to copy is not granted for
5696-034       COBOL 400 Interactive Programming Workshop                 -    25%   A       these programs.
5696-431       IBM Personalized Learning Series - OfficeVision/400
               Implementation                                             -    25%   -  (4)  This product is a no-charge PRPQ and is
5733-056       Manage/400 Course for AS/400                               -    25%   A       NOT available for a discount.
5733-072       IBM Medical RecordsPlus/400 V2                             -    35%   -       Permission to copy is not granted for
5733-129       Discover Education OfficeVision/400 Support                -    25%   -       this program.
5733-130       Discover Education OfficeVision/400 Support Additional
               Topics                                                     -    25%   -   5)  Designated AS/400 software can be
5733-131       Discover Education AS/400 Implementation Series            -    25%   -       distributed automatically from IBM
5733-132       Discover Education OfficeVision/400 Support Series         -    25%   -       Software Manufacturing Solutions (SMS)
5733-133       Discover Education AS/400 Education Library                -    25%   -       directly to your end users for a fee.
5733-141       IBM Discover Education RPG/400 Programming                IC    25%   -       Orders can be placed by selecting the
5733-143       Getting Started with PC Support/400                        -    25%   -       "IR/IRA End User Distribution" option
5733-144       IBM Discover Education PC Support/400                      -    25%   -       in the configurator. Charges for the
5733-174       Discover Education Using Query/400                         -    25%   -       service will be calculated and added to
5733-175       Discover Education AS/400 Basic CL Programming             -    25%   -       the configuration.
5733-176       Discover Education AS/400 Basic Education Series          IC    25%   -
5733-177       Discover Education AS/400 Implementation Series           IC    25%   -       Additionally, all 5763 and 5716
5733-178       Discover Education OfficeVision/400 Support Series        IC    25%   -       programs ordered and shipped on the
5733-179       Discover Education AS/400 Education Library               IC    25%   -       5755-AS3 and 5755-AS4 System Program
5733-180       Discover Education AS/400 Facilities and Implementation   IC    25%   -       Orders (SPOs) are eligible for this
5733-181       Discover Education As/400 Application Design and Dev                          automatic distribution by IBM.
               Tools                                                     IC    25%   -
5733-182       Discover Education OfficeVision/400 Support               IC    25%   -
5733-183       Discover Education OfficeVision/400 Support -- Addl
               Topics                                                    IC    25%   -
5733-184       Discover Education Using Query/400                        IC    25%   -
5733-185       Discover Education AS/400 Basic CL Programming            IC    25%   -
5733-188       Discover Education AS/400 Implementation for Entry
               Systems                                                   IC    25%   -
5733-204       Personalized Learning Series Structured Query
               Language/400 Prog Wrkshp                                   -    25%   -
5733-205       Personalized Learning Series OS/400 Structure,
               Tailoring, & Basic Tuning                                  -    25%   -
5733-206       Personalized Learning Series AS/400 Sys Admin and
               Control                                                    -    25%   -
5733-207       Personalized Learning Series AS/400 Sys Operator
               Workshop                                                   -    25%   -
5733-208       Personalized Learning Series AS/400 Adv Sys Operator
               Workshop                                                   -    25%   -
5733-210       Discover/Education AS/400 Overview                        IC    15%   -
5733-219       Discover Education AS/400 Implementation and Ops Series    -    25%   -
5733-220       Discover Education COBOL/400 and SQL/400 Programming
               Series                                                     -    25%   -
5733-221       Discover Education RPG/400 and SQL/400 Programming
               Series                                                     -    25%   -
5733-222       Discover Education AS/400 Library                          -    25%   -
5733 CLS/(3)/  Guidelines V3                                              -    30%   A
5798-RYX       IBM Application Program Driver/400 V2R2                    -    35%   -
5799-XBK/(4)/  Optical Library Data Server Support/400                    -     -    -
5799-XAY/(4)/  C/400 Library PRPQ                                         -     -    -
------------------------------------------------------------------------------------------------------------------------------------


                                                        Business Partner Exhibit

                    IBM ASSOCIATION PRODUCTS PRODUCT TABLE

IBM Associated Products are available to IBM Business Partners as indicated in the Eligible Product Tables in this Exhibit. Revenue for these Products aggregates toward the associated Annual System Revenue Performance unless otherwise indicated.

DISPLAYS

-------------------------------------------------------------------------------------------------------------------------------

                                                                                 D           I
                                                                         Demo/   I   L   I   N
                                                     Fee          Rmkt    Dev    S   I   A   S
Category            Eligible Products                Opty   Fee   Disc    Disc   T   C   C   T            Notes
-------------------------------------------------------------------------------------------------------------------------------

  G1                7526/(1)/Data Collection         N/A    6%    33%     50%    A   N   2   CSU  (1) MES Orders for the 7526
                    Terminal                                                                          are not eligible for a
                                                                                                      discount.

                                                                                                      Revenue for these
                                                                                                      Products does not
                                                                                                      aggregate toward RS/6000
                                                                                                      or AS/400 Annual System
                                                                                                      Revenue Performance.
-------------------------------------------------------------------------------------------------------------------------------

  G2                3172/(1)/ Display Station        10%    5%    30%     50%    A   Y   2   IBI      Revenue for these Products
                    Controller                                                                        does not aggregate toward
                    - Model 003                                                                       RS/6000 Annual System
                                                                                                      Revenue Performance.
                                                     10%    5%    55%     55%    -   Y   2   CSU
                    3174/(1,2)/ Display              10%    5%    60%     60%    -   Y   2   CSU (1)  MES orders for the 3172
                    Station Controller                                                                and 3174 are eligible
                    - Models 12R, 64R                                                                 for the same discount as
                    - All other models                                                                the base machine.

                                                                                                  (2)  3174 Models 11R, 21H &
                                                                                                       21L are IBI. The 3174
                                                                                                       Model 95R and 90R are
                                                                                                       available via the Dealer
                                                                                                       Exhibit.
-------------------------------------------------------------------------------------------------------------------------------


STORAGE MEDIA

------------------------------------------------------------------------------------------------------------------------------------

                                                                                 D           I
                                                                         Demo/   I   L   I   N
                                                     Fee          Rmkt    Dev    S   I   A   S
Category            Eligible Products                Opty   Fee   Disc    Disc   T   C   C   T            Notes
-------------------------------------------------------------------------------------------------------------------------------

  H1                9336-025/(1)/ Disk Unit           20%    4%    25%    25%     N    -  N   2   IBI  (1)  MES orders for the
                                                                                                            Storage Unit 9336-
                                                                                                            025 are eligible
                                                                                                            for the same
                                                                                                            discount as the
                                                                                                            base machine.
-------------------------------------------------------------------------------------------------------------------------------

  H2                3490/(1)/ Map Tape                                            N    -  N   2   IBI  (1)  These 3490 models
                                                                                                            are not eligible
                    - Models A1X, A2X                 20%    4%    40%    50%                               for an MES
                    - Models B2X, B4X                 20%    4%    40%    50%                               discount.
-------------------------------------------------------------------------------------------------------------------------------


                                                        Business Partner Exhibit

MISCELLANEOUS PRODUCTS

MES orders for Machines in this table are not eligible for a discount unless otherwise indicated.

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                  D            I
                                                                                      Demo/       I   L   I    N
             Machine                                      Fee          Fed     Rmkt    Dev    N   S   I   A    S
Category       Type          Eligible Products            Opty   Fee   Disc    Disc   Disc    A   T   C   C    T          Notes
------------------------------------------------------------------------------------------------------------------------------------

  K       4610/(1,2)/     SureMark Point of Sale Printer   N/A    6%    N/A     35%    50%    N   A   N   2   CSU (1)  Available for
          4612/(2)/       SurePoint Mobile Computer        N/A    6%    N/A     35%    50%    N   A   N   2   CSU      marketing
                                                                                                                       without the
                                                                                                                       standard
                                                                                                                       Value-Added
                                                                                                                       Enhancement
                                                                                                                       requirement.


                                                                                                                  (2)  Revenue for
                                                                                                                       this Product
                                                                                                                       aggregates
                                                                                                                       toward ASRP
                                                                                                                       only for
                                                                                                                       Point of Sale
                                                                                                                       remarketer.
------------------------------------------------------------------------------------------------------------------------------------

  K1      9309            Rack Enclosure                   N/A    2%    25%     15%    50%    N   -   N   2   IBI
                          Expansion Unit
------------------------------------------------------------------------------------------------------------------------------------

  K2      3299            Multiplexer                      10%    5%    47%     40%    50%    N   -   N   2   CSU (1)  6299 MES
          5308/(2)/       ASCII to 5250 Connection         10%    5%    30%     30%    50%    N   -   N   2   CSU      orders are
          6299/(1)/       HUB for Midrange Systems         10%    4%    40%     40%    50%    N   -   N   2   CSU      eligible for
                                                                                                                       a 40%
                                                                                                                       remarketing
                                                                                                                       discount and
                                                                                                                       a 50%
                                                                                                                       development
                                                                                                                       discount.

                                                                                                                  (2)  5308 MES
                                                                                                                       orders are
                                                                                                                       eligible for
                                                                                                                       the same
                                                                                                                       discount as
                                                                                                                       the base
                                                                                                                       machine.
------------------------------------------------------------------------------------------------------------------------------------

  K3      7852            Exeternal V.34 Data/Fax          10%    4%    30%     30%    50%    N   -   N   4   CSU
                          Modem Model 400
------------------------------------------------------------------------------------------------------------------------------------

  K4      9291/(1)/       Single VoiceServer               10%    4%    30%     30%    50%    Y   A   -   2   IBI (1)  MES orders
          9295/(1)/       Multiple VoiceServer             10%    4%    30%     30%    50%    Y   A   -   2   IBI      for machines
                                                                                                                       in this table
                                                                                                                       are eligible
                                                                                                                       for the same
                                                                                                                       discount as
                                                                                                                       the Base
                                                                                                                       Machine
                                                                                                                       unless
                                                                                                                       otherwise
                                                                                                                       indicated.
------------------------------------------------------------------------------------------------------------------------------------


IBM UNINTERRUPTIBLE POWER SYSTEMS (UPS)

MES orders for Machines in this table are not eligible for a discount unless otherwise indicated.

------------------------------------------------------------------------------------------------------------------------------------


                                                                                 D           I
                                                                         DEMO/   I   L   I   N
           MACHINE                                   FEE          RMKT    DEV    S   I   A   S
CATEGORY     TYPE          DESCRIPTION               OPTY   FEE   DISC   DISC    T   C   C   T                   NOTES
------------------------------------------------------------------------------------------------------------------------------------

   K5      9910/(1)/  Uninterruptible Power Systems                              A   N   -   -   Revenue for this Product does not
                                                                                                 aggregate toward Annual System
                                                                                                 Revenue Performance.
                      Models:
                      - Bxx/(2)/                      10%    4%    21%     0%                    (1) This Product is not eligible
                      - Exx/(2)/                      10%    4%    21%     0%                        for Price Decrease and
                      - Uxx/(2)/                      10%    4%    21%     0%                        Discount increase Protection,
                      -B30, B50, B89, U33             10%    4%    15%     0%                        and is not eligible for return
                      EP5, EP8, E80                   10%    4%    15%     0%                        to IBM.
                      - EX3                           10%    4%    20%     0%
                                                                                                 (2) Except for models specifically
                                                                                                     listed at a different discount.

------------------------------------------------------------------------------------------------------------------------------------


CATEGORY M

IBM RS/6000 LICENSED PROGRAMS

Complementary Marketing fee percentages are as follows: Central Order = 12% TBO Order = 10%

------------------------------------------------------------------------------------------------------------------------------------
                                                                               C   H              D
                                                                               E   E              I
Program                                                                        R   S   Rmkt   N   S
Number                      Program Description                                T   C   Disc   A   T               Notes
------------------------------------------------------------------------------------------------------------------------------------
5601-260        IBM AIX 3270 Host Connection Program/6000                      N   IG   30%   Y   A   (2)  Permission to copy is
5696-108        IBM AIX Infocrafter/6000                                       N   IG   30%   Y   A        not granted for these
5696-236        Netware for AIX/6000 from IBM                                  N    -   30%   Y   A        programs.
5696-237        Encina Structured File Server for AIX/6000                     N   IJ   40%   Y   A
5696-238        Encina Peer to Peer Executive for AIX/6000                     N   IJ   40%   Y   A   (3)  Available for marketing
5696-239        Encina Monitor for AIX/6000                                    N   IJ   40%   Y   A        without the standard
5695-240        Encina Server for AIX/6000                                     N   IJ   40%   Y   A        Value-Added Enhancement
5696-347        Encina Peer to Peer Gateway for AIX/6000                       N   IJ   40%   Y   A        requirement:
5696-930        Encina PPC Gateway with SyncPoint Level 2 Support              N   IJ   40%   Y   -
5696-931        Encina PPC Executive with SyncPoint Level 2 Support            N   IJ   40%   Y   -        5765-337     5765-342
5697-078        ADSTAR Distributed Storage Mgr for AIX                         N    -   30%   N   -        5765-338     5765-347
5697-ADE/(2)/   TME 10 Application Development Environment                     Y    -   35%   N   A        5765-339     5765-348
5697-AEF/(2)/   TME 10 Application Extension Facility                          Y    -   35%   N   A        5765-340     5765-606
5697-ASA        TME 10 Module for R3                                           N    -   35%   N   A        5765-341     5765-607
5697-BKP        TME 10 ADSM                                                    N    -   35%   N   A
5697-EAA/(2)/   TME 10 Enterprise Console additional event adapters            Y    -   35%   N   A
5697-EAS/(2)/   TME 10 Enterprise Console                                      Y    -   35%   N   A
5697-EIF/(2)/   TME 10 Event Integration Facility                              Y    -   35%   N   A
5697-EMN        TME 10 Distributed Monitoring                                  N    -   35%   N   A
5697-FRA/(2)/   TME 10 Framework                                               Y    -   35%   N   A
5697-INV/(2)/   TME 10 Job Scheduling                                          Y    -   35%   N   A
5697-JSC        TME 10 Job Scheduling                                          N    -   35%   N   A
5697-NET/(2)/   TME 10 Net Commander                                           N    -   35%   N   A
5697-NVW        TME 10 NetView                                                 N    -   35%   N   A
5697-PAD/(2)/   TME 10 Tivoli/Plus for ADSM                                    Y    -   35%   N   A
5697-PBO/(2)/   TME 10 Tivoli/Plus for BoKS                                    Y    -   35%   N   A
5697-PCY        Tivoli/Plus for Challenger                                     N    -   35%   N   A
5697-PLE/(2)/   TME 10 Tivoli/Plus for NetWorker                               Y    -   35%   N   A
5697-PME/(2)/   TME 10 Tivoli/Plus for SeOS                                    Y    -   35%   N   A
5697-PMN        TME 10 Performance Management                                  N    -   35%   N   A
5697-PPE/(2)/   TME 10 Tivoli/Plus for ServiceCenter                           Y    -   35%   N   A
5697-PPL        Tivoli/Plus for AutoSys                                        N    -   35%   N   A
5697-PRE/(2)/   TME 10 Tivoli/Plus for AR System                               Y    -   35%   N   A
5697-PRT/(2)/   TME 10 Print Management                                        Y    -   35%   N   A
5697-PUN/(2)/   TME 10 TivoliPlus for Maestro                                  Y    -   35%   N   A
5697-RCL        TME 10 Remote Control                                          N    -   35%   N   A
5697-RPT        TME 10 Performance Reporter                                    N    -   35%   N   A
5697-SWD        TME 10 Software Distribution                                   N    -   35%   N   A
5697-UAD        TME 10 User Administration                                     N    -   35%   N   A
5765-117        AIX DCE Base Services/6000                                     N   IJ   40%   Y   A
5765-118        AIX DCE Security Server/6000                                   N   IJ   40%   Y   A
5765-119        AIX DCE Cell Directory/6000                                    N   IJ   40%   Y   A
5765-120        DCE Global Directory Server/6000                               N   IJ   40%   Y   -
5765-121        AIX DCE Enhanced Distributed File System/600                   N   IJ   40%   Y   A
5765-148        IBM AIX CICS/6000                                              N   IJ   40%   Y   A
5765-152        IBM AIX Client for CICS/6000                                   N   IJ   40%   Y   A
5765-191        IBM ProductManager for AIX/Prod Change Mgr                     N   IJ   25%   N   A
-----------------------------------------------------------------------------------------------------------------------------------

                                                        Business Partner Exhibit

        IBM RS/6000 LICENSED PROGRAMS

------------------------------------------------------------------------------------------------------------------------------------
                                                                               C   H              D
                                                                               E   E              I
Program                                                                        R   S   Rmkt   N   S
Number                      Program Description                                T   C   Disc   A   T               Notes
------------------------------------------------------------------------------------------------------------------------------------
5765-192        IBM ProductManager for AIX/Prod Structure Mgr                  N   IJ  25%    N   A   (1)  Version to version
5765-193        IBM ProductManager for AIX/Appl Svcs Mgr                       N   IJ  25%    N   A        upgrades are eligible for
5765-232        CDE Threads/6000                                               N   IJ  40%    Y   -        the same discount as an
5765-259        CDE Global Directory Client/6000                               N   IJ  40%    Y   -        initial license order for
5765-263        IBM ProductManager for AIX Doc Control Mgr                     N    -  25%    N   A        the upgraded-to-program.
5765-316        Legato NetWorker for RS/6000                                   N    -  30%    N   A
5765-377/(3)/   IBM ProductManager for Solaris 2.X Oper Sys Prod Change Mgr    N    -  25%    N   A   (2)  Permission to copy is not
5765-338/(3)/   IBM ProductManager for Solaris 2.X Oper Sys Prod Structure     N    -  25%    N   A        granted for these
                Mgr                                                                                        programs.
5765-339/(3)/   IBM ProductManager for Solaris 2.X Oper Sys Appl Svcs Mgr      N    -  25%    N   A
5765-340/(3)/   IBM Product Mgr for HP-UX Oper Sys Prod Change Mgr             N    -  25%    N   A   (3)  Available for marketing
5765-341/(3)/   IBM Product Mgr for HP-UX Oper Sys Appl Svcs Mgr               N    -  25%    N   A        without the standard
5765-342/(3)/   IBM Product Mgr for HP-UX Oper Sys Prod Structure Mgr          N    -  25%    N   A        Value-Added Enhancement
5765-347/(3)/   IBM ProductManager for Solaris 2.X Oper Sys Doc Control Mgr    N    -  25%    N   A        requirement:
5765-348/(3)/   IBM Product Mgr for HP-UX Oper Sys Doc Control Mgr             N    -  25%    N   A
5765-381        IBM Job Scheduler for AIX                                      N    -  30%    Y   -        5765-337      5765-342
5765-441        IBM AIX ProductManager for Oracle7 Prod Structure Mgr          N    -  25%    N   A        5765-338      5765-347
5765-442        IBM AIX Product/Manager for Oracle7 Prod Change Mgr            N    -  25%    N   A        5765-339      5765-348
5765-443        IBM AIX ProductManager for Oracle7 Doc Control Mgr             N    -  25%    N   A        5765-340      5765-606
5765-456        DCE Mgr for AIX                                                N   IJ  40%    Y   -        5765-341      5765-607
5765-457        DCE NFS to DFS Auth Gateway for AIX                            N   IJ  40%    Y   -
5765-458        Encina Monitor for AIX                                         N   IJ  40%    Y   -
5765-527/(1)/   SystemView for AIX                                             N   IH  35%    Y   A
5765-532        Getting Started with DCE for Appl Developers                   N   IJ  40%    Y   A
5765-533/(1)/   DCE Security Services                                          N   IJ  40%    Y   A
5765-534/(1)/   DCE Cell Director Services                                     N   IJ  40%    Y   A
5765-537/(1)/   DCE Enhanced Distributed File Systems                          N   IJ  40%    Y   A
5765-538        DCE User Data Masking Encryption Facility                      N   IJ  40%    Y   A
5765-540/(1)/   DCE NFS to DFS Authenticating Gateway                          N   IJ  40%    Y   A
5765-605/(2)/   IBM Product Mgr for AIX Operating System                       N    -  25%    N   A
5765-606/(2,3)/ IBM Product Mgr for HP-UX Operating System                     N    -  25%    N   A
5765-607/(2,3)/ IBM Product Mgr for Sun Polaris 2.X Operating System           N    -  25%    N   N
5765-633/(2)/   IBM CICS for SINIX                                             N    -  40%    N   A
5765-639        IBM Directory and Security Server for AIX                      N    -  40%    N   -
5799-FBC        NSL UniTree AIX/6000                                           N    -  25%    N   -
------------------------------------------------------------------------------------------------------------------------------------


CATEGORY N

IBM AS/400 LICENSED PROGRAMS

Complementary Marketing fee percentages are as follows: Central Order = 12% TBO Order = 10%

------------------------------------------------------------------------------------------------------------------------------------

                                                                         D
                                                                         I
Program                                                     Rmkt         S
Number                     Program Description              Disc         T                             Notes
------------------------------------------------------------------------------------------------------------------------------------

5696-032/(1)/        AS/400 Networking                      25%          A           (1)  Group to Group Upgrade Charges for these
5730-082/(1)/        NetView File Transfer Program V1       25%          A                Programs are NOT eligible for a Discount.
5733-196/(3)/        NetView FTP V3                         25%          A
5799-FNH/(2)/        IBM Calmonth/400                       30%          -           (2)  Permission to copy is not granted for
5799-FNP             Appl Blend for OS/400                  30%          -                this program.

                                                                                     (3)  Aggregation toward Annual System Revenue
                                                                                          Performance does not apply.
------------------------------------------------------------------------------------------------------------------------------------


                                                        Business Partner Exhibit

CATEGORY O

IBM NETWORK INTEGRATION LICENSED PROGRAMS

Complementary Marketing fee percentages are as follows: Central Order = 12% TBO Order = 10%

------------------------------------------------------------------------------------------------------------------------------------

                                                                                        D
                                                                                        I
Program                                                                          Rmkt   S
Number                               Program Description                         Disc   T               Notes
------------------------------------------------------------------------------------------------------------------------------------
5621-425/(1)/                IBM 3172 Interconnect Controller Program            30%    A   (1)  Version to Version upgrades are
5696-865                     IBM 3172 SNA Communications Program                 30%    A        eligible for the same discount as
5697-196                     IBM 3172 IP Channel Communications Program V1       20%    -        an initial license order for the
5697-259                     IBM 3172 HPR Channel Connectivity Program           20%    -        upgraded-to-program.
------------------------------------------------------------------------------------------------------------------------------------


CATEGORY R

IBM DATA COLLECTION LICENSED PROGRAMS

Complementary Marketing fee percentages are as follows: Central Order = 12% TBO Order = 10%


Program                                                                   Rmkt
Number                       Program Description                          Disc                     Notes
-----------------------------------------------------------------------------------------------------------------------------------

5756-144/(1,2)/              Data Collection Control/2                    40%    Revenue for these Programs does not aggregate
                                                                                 toward RS/6000 or AS/400 Annual System Revenue
5756-145/(2)/                Data Collection for Distributed                     Performance.
                             Automation Edition                           40%
                                                                                 (1)  Version to Version upgrades are eligible for
5756-146/(2)/                7527 Extended Terminal Services              40%         the same discount as an initial license order
                                                                                      for the upgraded-to-program.
5799-PZH/(2)/                AIX Data Collector/6000 (Buildtime)          40%
                                                                                 (2)  Permission to copy is NOT granted for these
5799-PYX/(2)/                AIX Data Collector/6000 (Runtime)            40%         Programs.
-----------------------------------------------------------------------------------------------------------------------------------


CATEGORY X

IBM LICENSED PROGRAMS AVAILABLE TO BOTH RS/6000 AND AS/400 SOLUTION PROVIDERS

Complementary Marketing fee percentages are as follows: Central Order = 12% TBO Order = 10%


                                                                                        D
                                                                                        I
Program                                                                   Rmkt     N    S
Number                       Program Description                          Disc     A    T             Notes
------------------------------------------------------------------------------------------------------------------------------------
5621-159             SwitchServer/2                                         32%    N    A   (1)  Version to Version upgrades are
                                                                                            eligible for the same discount as an
5798-RZB/(1)/        ConnectionProgram/400                                  30%    Y    -   initial license order for the
                                                                                            upgraded-to-program.

------------------------------------------------------------------------------------------------------------------------------------


CATEGORY Y

IBM LICENSED PROGRAMS AVAILABLE TO IBM SOLUTION PROVIDERS APPROVED FOR CATEGORIES A, D, AND E.

Complementary Marketing fee percentages are as follows: Central Order = 12% TBO Order = 10%

                                                                                        D
                                                                                        I
Program                                                                          Rmkt   S
Number                            Program Description                            Disc   T               Notes
------------------------------------------------------------------------------------------------------------------------------------

5648-129                     IBM Client Input Output/Sockets                      30%
------------------------------------------------------------------------------------------------------------------------------------


                                                        Business Partner Exhibit

                           IBM STORAGE PRODUCTS TABLE

These products are available to IBM Business Partners approved for IBM Storage Products. When approved for Category S2 or S3 as a Storage Remarketer in the Business Partner Profile, you are also approved for Products in Categories S1, S5, and SS.

When Products included in a Category will attach to multiple system types, only those models which will attach to your approved processor type are available to you.

When approved for these Storage Products, you are also approved for associated RS/6000 and AS/400 features required to attach these Storage Products to RS/6000 or AS/400 processors at the discount associated with those processor features in their respective tables.

Revenue for these Products aggregates toward Annual System Revenue Performance
(ASRP) unless otherwise indicated.

Storage Products are eligible for export between the United States and Canada only when they are exported in conjunction with the installation of an RS/6000 system.

MES Orders for machines in this Product Table are eligible for the same discount as the base machine unless otherwise indicated.

CATEGORY S1

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                   C     D                 I
                                                                            DEMO/            V     E     I     L     I     N
MACHINE                                      FEE                  RMKT      DEV        N     A     R     S     I     A     S
TYPE            DESCRIPTION                  OPTY       FEE       DISC      DISC       A     E     T     T     C     C     T
---------------------------------------------------------------------------------------------------------------------------------

3490            Mag Tape -
                Models Cxx, #01,
                E11                           20%        4%       35%        50%       Y     N     N     A     N     3    IBI
3570            Magstar MP
                Magnetic Tape
                Subsystem                     20%        4%       35%        50%       N     N     N     A     Y     3    CSU
3995            Optical Library               25%       20%       25%        50%       Y     N     N     A     Y     2    IBI
7027            High Capacity
                Storage Drawer                18%        4%       35%        50%       N     N     N     A     N     3    IBI
7131            SCSI
                Multi-Storage
                Tower                         11%        4%       35%        50%       Y     N     N     A     N     3    CSU
7137/(1)/       Disk Array
                Subsystem                     11%        4%       35%        50%       Y     N     N     A     Y     3    IBI
7202            RS/6000
                Expansion Rack                10%        4%       35%        50%       N     N     N     A     N     3    IBI
7203            Portable Disk
                Drive                         18%        4%       35%        50%       Y     N     N     A     N     3    CSU
7204            External Disk
                Drive                         18%        4%       35%        50%       Y     N     N     A     N     3    CSU
7206            External 4mm
                Tape Drive                    11%        4%       35%        50%       Y     N     N     A     N     3    CSU
7207            1/4" Cartridge
                Tape Drive                    18%        4%       35%        50%       Y     N     N     A     N     3    CSU
7208/(2)/       8mm Tape Drive                11%        4%       35%        50%       Y     N     N     A     N     3    CSU
7209            Optical Disk
                Drive                         11%        4%       35%        50%       N     N     N     A     N     3    CSU
7210            CD-ROM Drive                  18%        4%       35%        50%       Y     N     N     A     Y     3    CSU
7331            8mm Tape Library              11%        4%       35%        50%       Y     N     N     A     N     3    CSU
7332            4mm DDS-2 Tape
                Autoloader                    11%        4%       35%        50%       N     N     N     A     N     3    CSU
7336            4mm Tape Library              11%        4%       35%        50%       N     N     N     A     Y     3    CSU
9337            Disk Array
                Subsystem                     11%        3%       35%        50%       N     N     N     A     Y     3    IBI
9348            Magnetic Tape
                Unit                          11%        4%       35%        50%       N     N     N     A     N     3    IBI
9427            8mm Tape
                Cartridge Library             10%        4%       35%        50%       N     N     N     A     N     3    IBI
------------------------------------------------------------------------------------------------------------------------------------

NOTE:
(1)  7137 Models 413, 414, and 415 are CSU.
(2)  7208 Models 012 and 234 are IBI.
------------------------------------------------------------------------------------------------------------------------------------



CATEGORY S2

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                   C     D                 I
                                                                            DEMO/            V     E     I     L     I     N
MACHINE                                      FEE                  RMKT      DEV        N     A     R     S     I     A     S
TYPE            DESCRIPTION                  OPTY       FEE       DISC      DISC       A     E     T     T     C     C     T
---------------------------------------------------------------------------------------------------------------------------------

3494            Tape Library
                Dataserver                    20%        4%       30%        50%       Y     Y     N     A     Y     2    IBI
3590            High Performance
                Tape Subsystem                20%        4%       30%        50%       Y     Y     N     A     Y     2    IBI
------------------------------------------------------------------------------------------------------------------------------------


                                                        Business Partner Exhibit

CATEGORY S3

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                      C     D                 I
                                                                               DEMO/            V     E     I     L     I     N
MACHINE                                         FEE                  RMKT      DEV        N     A     R     S     I     A     S
TYPE            DESCRIPTION                     OPTY       FEE       DISC      DISC       A     E     T     T     C     C     T
------------------------------------------------------------------------------------------------------------------------------------

7133/(1)/       SSA Disk                        11%        4%        35%       50%        Y     N     N     A     Y     3     IBI
                Subsystem
7135            RAIDiant Array                  11%        4%        35%       50%        Y     N     N     A     Y     3     IBI
------------------------------------------------------------------------------------------------------------------------------------

NOTE:
(1)  7133 Models 010 and 500 contain IBM Licensed Internal Code.
------------------------------------------------------------------------------------------------------------------------------------



CATEGORY S5

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                      C     D                 I
                                                                               DEMO/            V     E     I     L     I     N
MACHINE                                         FEE                  RMKT      DEV        N     A     R     S     I     A     S
TYPE            DESCRIPTION                     OPTY       FEE       DISC      DISC       A     E     T     T     C     C     T
------------------------------------------------------------------------------------------------------------------------------------

7015/(5)        System Rack Model R00            19%        4%        35%       50%       Y     N     N     A     N     2    CSU
------------------------------------------------------------------------------------------------------------------------------------

NOTE:
(1)  The 7015 Model R00 is available for marketing without a Value-Added Enhancement when sold as an expansion rack to support additional external IBM Storage Products on RS/6000 processors.
------------------------------------------------------------------------------------------------------------------------------------


CATEGORY S6

------------------------------------------------------------------------------------------------------------------------------------

                                                                                                      C     D                 I
                                                                               DEMO/            V     E     I     L     I     N
MACHINE                                         FEE                  RMKT      DEV        N     A     R     S     I     A     S
TYPE            DESCRIPTION                     OPTY       FEE       DISC      DISC       A     E     T     T     C     C     T
------------------------------------------------------------------------------------------------------------------------------------

3466            Network Storage Manager          11%        4%        35%       50%       N     N     Y     -     Y     3    IBI
------------------------------------------------------------------------------------------------------------------------------------


                                                        Business Partner Exhibit

CATEGORY SS

Storage Remarketers authorized for Storage Product Categories S2, S3, or S4 are eligible to sell licensed programs listed in this section.

Complimentary Marketing fee percentages are as follows: Central Order = 12% TBO order = 10%

Remarketers are no longer required to obtain a development license for ADSM for AIX (5765-564). Remarketers are not required to copy and distribute this license program to their end users.


                                                                                  H                               D
                                                                                  E                               I
     PROGRAM                                                                      S         RMKT         N        S
     NUMBER                                 PROGRAM DESCRIPTION                   C         DISC         A        T       NOTES
-----------------------------------------------------------------------------------------------------------------------------------
5716-SV2/(1)(2)/             ADSTAR Distributed Storage Manager for AS/400 V3    IC          35%         N                 -
5763-SV2                     ADSTAR Distributed Storage Manager for AS/400 V2    IC          30%         N        A
5765-564                     ADSTAR Distributed Storage Manager for AIX          IH          30%         Y        A
5799-QZG                     IBM Backup Restore Interface for ORACLE for SAP
                             R3 V2 P94053                                         -          30%         N        A
-----------------------------------------------------------------------------------------------------------------------------------
NOTE:

(1)  Designated AS/400 software can be distributed automatically from IBM Software Manufacturing Solutions (SMS) directly to your end users for a fee. Orders can be placed by selecting the "IR/IRA End User Distribution" option in the configurator. Charges for the service will be calculated and added to the configuration.

     Additionally, all 5763 and 5716 programs ordered and shipped on the 5755-AS3 and 5755-AS4 System Program Orders (SPOs) are
     eligible for this automatic distribution by IBM.

(2)  Version to version upgrades are eligible for the same discount as an initial license order for the upgraded-to program.
-----------------------------------------------------------------------------------------------------------------------------------

                        PRINTING SYSTEMS PRODUCT TABLE

These Products are available to IBM Business Partners approved to market IBM Printing Systems Products. These Products are eligible upon certification by Category for the discounts identified in the Printing Systems Discount Schedule below.

When certified for these Printing Systems Products, you also have access to associated Licensed Programs listed in the Product Table when those Licensed Programs are required to attach these Printing Systems Products to a processor. Unless otherwise approved by IBM for a different discount, the discounts stated apply.

MES orders for Machines in this schedule are eligible for the same discount as the base Machine unless otherwise indicated.

Unless otherwise noted, Inventory Adjustment Category (IAC) 2 applies to all Machines in this schedule.

Machines in this schedule obtained for internal use must be retained for at least six months from their Date of Installation.

CATEGORY P1 (DEPARTMENTAL)
--------------------------

------------------------------------------------------------------------------------------------------------------
MACHINE                                              REMARKETING   DEMONSTRATION
 TYPE         DESCRIPTION                              DISCOUNT      DISCOUNT                NOTES
------------------------------------------------------------------------------------------------------------------
3112-001   Page Printer                                  30%           50%         (1)  New machine orders are no
                                                                                        longer accepted.  MES orders
3116-001   Page Printer                                  30%           50%              may be available, subject to
3116-002   Page Printer                                  30%           50%              Product availability.
3116-003   Page Printer                                  30%           50%
                                                                                   (2)  New machine orders are not
3130-01S   Base Simplex Printer                          30%           50%              accepted for withdrawn
3130-02D   Duplex Printer                                30%           50%              models.  However, MES
3130-02S   High Capacity Simplex Printer                 30%           50%              orders may be available at the
3130-03S   Simplex Printer                               30%           50%              indicated discount, subject to
                                                                                        Product availability.
3912/(1)/  Page Printer                                  40%           50%

3916/(1)/  Page Printer                                  40%           50%

3930-02D   LIC Page Printer 30PPM Duplex                 30%           50%
3930-02S   LIC Page Printer 30PPM Simplex                30%           50%
3930-03D   LIC Page Printer 30PPM Duplex                 35%           50%
3930-03S   LIC Page Printer 30PPM Simplex                35%           50%

4028/(1)/  Laser Printer                                 50%           50%

4224/(2)/  Matrix Printer                                30%           50%
4224-1E3   600 CPS Twinax Printer                        30%           50%
4224-1C2   400 CPS W/Exp Storage Color Printer           30%           50%
4224-301   200 CPS ASCII Printer                         35%           50%
4224-302   400 CPS ASCII Printer                         35%           50%
4224-3C2   400 CPS ASCII Color Printer                   30%           50%
4224-3E3   600 CPS ASCII Printer                         35%           50%

4230-101   375 CPS SCS Twinax Printer                    30%           50%
4230-102   480 CPS IPDS Twinax Printer                   30%           50%
4230-1l1   375 CPS IPDS Twinax Printer                   30%           50%
4230-1S2   480 CPS SCS Twinax Printer                    30%           50%
4230-201   375 CPS SCS Coax Printer                      30%           50%
4230-202   480 CPS IPDS Coax Printer                     30%           50%
4230-2l1   375 CPS IPDS Coax Printer                     30%           50%
4230-2S2   480 CPS SCS Coax Printer                      30%           50%
4230-4l3   600 CPS IPDS Twinax Printer                   30%           50%
4230-4S3   600 CPS SCS Twinax Printer                    30%           50%
4230-5l3   600 CPS IPDS Coax Printer                     30%           50%
4230-5S3   600 CPS SCS Coax Printer                      30%           50%

4232-302   600 CPS Serial/Parallel Printer               35%           50%

4234/(1)/  Dot Band Printer                              30%           50%

4247-001   Serial Matrix Printer                         40%           50%
4247-A00   Serial Matrix ASCII Printer                   40%           50%

------------------------------------------------------------------------------------------------------------------
MACHINE                                              REMARKETING   DEMONSTRATION
 TYPE         DESCRIPTION                              DISCOUNT      DISCOUNT                NOTES
------------------------------------------------------------------------------------------------------------------
6252-AP2   1200 LPM ASCII Parallel Printer               30%           50%         (2)  New machine orders are not
6252-AP8   800 LPM ASCII Parallel Printer                30%           50%              accepted for withdrawn
6252-AS2   1200 LPM ASCII Serial/Parallel Printer        30%           50%              models.  However, MES
6252-AS8   800 LPM ASCII Serial/Parallel Printer         30%           50%              orders may be available at the
6252-D08   800 LPM Coax Printer                          30%           50%              indicated discount, subject to
6252-D12   1200 LPM Coax Printer                         30%           50%              Product availability.
6252-P08   800 LPM Non-IBM Attach Printer                35%           50%
6252-P12   1200 LPM Non-IBM Attach Printer               35%           50%
6252-T08   800 LPM Twinax Printer                        30%           50%
6252-T12   1200 LPM Twinax Printer                       30%           50%

6262/(2)/  Line Printer                                  15%           50%
6262-022   2200 LPM Channel Printer                      15%           50%
6262-A22   2200 LPM ASCII Printer                        15%           50%
6262-D22   2200 LPM Coax Printer                         15%           50%
6262-P22   2200 LPM Non-IBM Attach Printer               15%           50%
6262-T22   2200 LPM Twinax Printer                       15%           50%

6400-04P   475 LPM Line Matrix Pedestal Printer          40%           50%
6400-004   475 LPM Line Matrix Printer                   40%           50%
6400-008   800 LPM Line Matrix Printer                   40%           50%
6400-012   1200 LPM Line Matrix Printer                  40%           50%

6408/(2)/  Line Matrix Printer                           30%           50%
6408-A00   Line Matrix ASCII Printer                     35%           50%

6412/(2)/  Line Matrix Printer                           45%           50%
6412-A00   Line Matrix ASCII Printer                     45%           50%
6412-CT0   Line Matrix Coax/Twinax Printer               45%           50%
------------------------------------------------------------------------------------------------------------------


CATEGORY P2 (NETWORK)

------------------------------------------------------------------------------------------------------------------
MACHINE                                             REMARKETING   DEMONSTRATION
TYPE           DESCRIPTION                            DISCOUNT       DISCOUNT                NOTES
------------------------------------------------------------------------------------------------------------------
4303-001  Network Printer (LV)                           28%           45%
4303-002  Network Printer (HV)                           28%           45%

4312-001  Network Printer (LV)                           30%           50%
4312-002  Network Printer (HV)                           30%           50%
4312-003  Network Printer (LV)                           30%           50%

4317-001  Network Printer (LV)                           28%           50%
4317-002  Network Printer (HV)                           28%           50%

4324-001  Network Printer (LV)                           30%           45%
4324-002  Network Printer (HV)                           30%           45%
4324-003  Network Printer (LV)                           30%           45%
4324-004  Network Printer (HV)                           30%           45%
------------------------------------------------------------------------------------------------------------------


CATEGORY P3 (PRODUCTION)

--------------------------------------------------------------------------------
MACHINE                                    REMARKETING   DEMONSTRATION
TYPE                DESCRIPTION              DISCOUNT       DISCOUNT     NOTES
--------------------------------------------------------------------------------
3935-001  LIC Advanced Function Printer        25%            50%

3160-001  Advanced Function Printer            15%            25%

3160-002  InfoPrint 60                         15%            25%
--------------------------------------------------------------------------------

CATEGORY 4 (SOFTWARE)

--------------------------------------------------------------------------------------------------------------------
MACHINE                                                 REMARKETING   DEMONSTRATION
TYPE                      DESCRIPTION                     DISCOUNT       DISCOUNT                 NOTES
--------------------------------------------------------------------------------------------------------------------
5622-551  PSF/2                                             30%            100%       (1)  One demonstration product
5622-416  AFP Workbench                                     30%            100%            per each IBM authorized
                                                                                           Printer Remarketer Firm
5648-113  Font Collection                                   15%            100%            certified to sell software.

5686-141  PSF/VM                                            30%              0%
5696-040  PSF/VSE OTC Only                                  30%              0%
5686-190  PPFA/370 MLC Via Special Bid                      30%              0%

5688-191  OGL/370                                           30%              0%

5695-040  PSF/MVS                                           30%              0%

5716-SS1  PSF/400/OW/400                                    28%            100%
5716-AF1  AFP Utilities/400                                 28%            100%

5763-FNT  IBM AFP Fonts/400                                 28%            100%
5763-SS1  PSF/400/0S/400                                    28%            100%
5763-AF1  AFP Utilities/400                                 28%            100%

5765-505  PSF/6000                                          25%            100%
5765-594  AFP Toolbox for Multiple Operating Systems        30%            100%

5798-AF2  AFP Print Suite (V3R2)                            28%            100%
5798-AF3  AFP Print Suite (V3R7)                            28%            100%

5801-AAR  APS Connect                                       30%            100%
--------------------------------------------------------------------------------------------------------------------

             PRODUCTS AVAILABLE UNDER COMPLEMENTARY MARKETING TERMS


The following Products are available to IBM Business Partners through the Business Partner Exhibit for marketing under the terms of the Complementary Marketing Terms Attachment. These Products are not available for remarketing via the Business Partner Exhibit.

                                                             Maximum
                                                   Base        Fee         Fee
                                                  Amount   Opportunity   Percent
OPTICAL MULTIPLEXOR

   9729                                            90%         10%          5%

INDUSTRIAL COMPUTERS

   7588-001                                        N/A         N/A          6%

MULTIMEDIA SYSTEMS

   8690 Kiosk                                      N/A         N/A          4%
   Internally-listed RPQ.  Call
    1-800-4AKIOSK (1-800-425-4675)
    for information and approval to order.

IBM PERSONAL COMPUTER COMPANY TERMINALS

   3151, 3164, 3472, 3476, 3481, 3482, 3483        90%         10%          4%
   3486, 3487, 3488, 3489.

PRINTERS

   InfoPrint 4000 Printers                         95%          5%          3%

SYSTEM/390 MACHINES

   IBM 9021 Processors                             N/A         N/A          1%
   IBM 9021 Processors                             N/A         N/A          2%
   IBM 9033 ESCON Director                         N/A         N/A          2%
   IBM 9037 Sysplex Timer                          N/A         N/A          2%

OTHER IBM MACHINES not included in the

 above categories or listed elsewhere in
 the Business Partner Exhibit.                     90%         10%          4%

                                                          Solution
                                                          Provider
PRODUCT OFFERING                                         Fee Percent

IBM Licensed Programs not listed in
 the Business Partner Exhibit.                               12%

IBM Credit Corporation Financing /(1)(3)/                     1%

IBM Credit Corporation Used Machines /(2)(3)/                 4%

Products ordered through IBM Direct:                         N/A

 - IBM System/390 Entry Server Offering                       3%

(1) IBM Credit fee is paid based on the total amount financed for all new financing and financing of used equipment from IBM Credit inventory. Excluded from the fee payment will be rollovers, base lease extensions (BLEXs), end of lease renewals, and other refinancing, as well as end of lease sales. The fee for used equipment leases will be based on Monthly Lease Accounts Receivable (MLAR) or the sum of the lease payments over the projected life of the lease.

     It is the responsibility of IBM Business Partners to introduce IBM's financing offerings, qualify customer interest in financing, and provide leads to IBM Credit Financial Marketing Advisors (FMAs).

(2) IBM Credit fee is based upon the invoiced amount, the Monthly Lease Accounts Receivable (MLAR), or the sum of the lease payments over the projected life of the lease, whichever is applicable, of the used IBM machines (which must include an IBM AS/400 System Unit, RS/6000 system or IBM 9336/9337 DASD) from IBM Credit inventory.

(3) Marketing Assistant must submit Fee Payment Request Form to be eligible for payment except when the Product covered is new and it is under IBM Credit financing.

N/A = Not applicable

                         IBM SERVICES OFFERINGS TABLE

Service offerings that Business Partners may be authorized to sell for a fee or discount are listed in the following format.

SERVICES

1.  Product Services

    A.  Hardware Product Services
        .  Maintenance
    B.  Software Services
        .  AS/400 Services
        .  RS/6000 Services
        .  Network Services
        .  Personal Systems Services
        .  S/390 Services
        .  Multi-Platform Services

2.  System Management Services

    A.  Systems Mgmt - Desktop & Distributed
    B.  Systems Mgmt - Data Center

3.  IT Environment & Infrastructure Services

    A.  Site & Operational Services

        .  Customized Operational Services
        .  Uninterruptible Power Systems (UPS)

4.  Business & Technology Solutions

5.  Backup and Recovery

    A.  Business Recovery Services

6.  Other Services

    A.  Customer Services Contracts

--------------------------------------------------------------------------------

1.  PRODUCT SERVICES (1) (3) (5) (6) (7)

    A.  HARDWARE PRODUCT SERVICES

        MAINTENANCE SERVICES (4)

                       Lead Pass     Closed Contract     Remarketing
                          Fee             Fee              Discount     DIST (8)

MMMC                      N/A             20%                N/A           A
CSO                       N/A             20%                N/A           A
MRSO                      N/A             20%                N/A           A
ESSR (2)                  N/A             N/A                30%           -
CSOR(2)                   NA/             N/A                30%           -

Hardware Product Services Legend

    MMMC  - Minimum Monthly Maintenance Charge
    CSO   - Corporate Service Option
    MRSO  - Mid-Range System Option
    ESSR  - Entry systems Service for Remarketers
    CSOR  - Corporate Service Option for Remarketers

B.  SOFTWARE SERVICES

    AS/400 SERVICES

    Category 1 -- (Software Services - Lead Fee Eligible Only)

                Lead Pass    Closed Contract   Remarketing
                  Fee             Fee           Discount        DIST (8)
                  5%              N/A             N/A              --

    9251-A01   OS/400 Integration for Novell Network Installation
    9251-A02   AS/400 PTF Installation for Integration of Novell Networks
    9252-A02   AS/400 System Transition Service
                      Feature Codes 4008-4013
    9252-A03   AS/400 System Transition Project Management
                      Feature Codes 4017-4021
    9256-A04   IBM Business Critical for AS/400

    Category 2 -- (Software Services - Lead/Closed/Discount Eligible)

                Lead Pass    Closed Contract   Remarketing
                  Fee             Fee           Discount        DIST (8)
                  5%              15%             20%             --

    9250-A01   SmoothStart for AS/400
                     Feature Code 1000
    9250-A02   SmoothStart for AS/400 Advanced 36
                     Feature Code 1001

    9250-A04   SmoothStart for Internet Connection for AS/400 - WEB
                     Feature Code 1010
               SmoothStart for Internet Connection for AS/400 - POP
                     Feature Code 1011
               SmoothStart for Internet Connection for AS/400 - FTP
                     Feature Code 1012
    9250-A05   SmoothStart for AS/400 Operating System
    9250-A06   SmoothStart for Real Vision Imaging Software
    9251-A09   AS/400 Gopher Internet Installation Services
    9251-A01   AS/400 System Transition Upgrade Assistant
                      Feature Codes 4001-4005
    9252-A04   AS/400 SysMig
    9252-A05   AS/400 Gig/Mig
    9253-A01   PM/400 -- Annual
    9253-A02   PM/400 -- Monthly
    9253-A03   PM/400 -- Interim
    9254-A01   AS/400 Alert
    9255-A01   AS/400 Consult Line
    9255-A02   AS/400 VitalSign Premium
    9255-A03   Planning for Internet Connection for AS/400
    9256-A01   AS/400 Support Line Premium
    9256-A02   AS/400 Support Line Standard
    9256-A03   IBM Customer Technical Advocate for AS/400
    9257-A01   AS/400 BRMS Installation
    9258-A01   AS/400 Security Review

    Category 3 -- (Software Services - Lead/Closed Fee Eligible Only)

                Lead Pass    Closed Contract   Remarketing
                  Fee             Fee           Discount        DIST (8)
                   5%             15%              N/A            N/A

    9256-A05   AS/400 SSA

    RS/6000 SERVICES

    Category 1 -- (Software Services - Lead Fee Eligible Only)

                Lead Pass    Closed Contract   Remarketing
                  Fee             Fee           Discount        DIST (8)
                   5%             N/A             N/A              --

    9250-R11   SP Planning Service
    9250-R12   SP Implementation Service
    9250-R02   SmoothStart for SystemView for AIX
    9250-R03   SmoothStart for AIX Connections
    9250-R04   SmoothStart for Communications Server for AIX
    9256-R06   IBM Business Critical for AIX
    9250-R10   SmoothStart for HACMP

    Category 2 -- (Software Services - Lead/Closed/Discount Eligible)

                Lead Pass    Closed Contract   Remarketing
                  Fee             Fee           Discount        DIST (8)
                   5%             15%              20%             --

    9250-R06   SmoothStart for Database Server for AIX
    9250-R08   SmoothStart for Internet Connection Server for AIX
    9250-R09   SmoothStart for RISC System/6000
    9250-R10   SmoothStart for VisualInfo for AIX
    9252-R01   AIX Upgrade and Migration Services
                     Feature Code 6001 3.1.5 > 3.2.5 Migration Only Feature Code 6002 3.2.X > 3.2.5 Migration Only Feature Code 6003 3.2 > 4.X Standalone Upgrade Feature Code 6004 3.2 > 4.X Networked Upgrade Feature Code 6005 3.2 > 4.X Upgrade and Migration Feature Code 6006 3.2 > 4.X Migration Only
    9253-R01   Performance Analyzer for AIX Systems
    9253-R02   AIX Performance HealthCheck
    9253-R03   PM/6000--Annual
    9253-R04   PM/6000--Monthly
    9253-R05   PM/6000--Quarterly
    9254-R01   AIX Alert
    9254-R02   AIX Technical Library
    9255-R01   AIX Consult Line
    9256-R01   AIX Support Line Premium - RISC System/6000
    9256-R02   AIX Support Line Standard - RISC System/6000
    9256-R05   IBM Customer Technical Advocate for AIX
    9257-R01   AIX Backup and Recovery Service (SysBack)

    NETWORK SERVICES

                Lead Pass    Closed Contract   Remarketing
                   Fee            Fee           Discount        DIST (8)
    Category 1     5%             N/A             N/A             --
    (Software Services - Lead Fee Eligible Only)

    9250-N01   SmoothStart for 8235-I40 DIALS Switch

    Category 2     5%             15%             20%             --
    (Software Services - Lead/Closed/Discount Eligible)

    9255-N01   Network Consult Line
    9256-N01   Network Support Line

    PERSONAL SYSTEMS SERVICES

                Lead Pass    Closed Contract   Remarketing
                  Fee             Fee           Discount        DIST (8)

    Category 1     5%             N/A              N/A              -
    (Software Services - Lead Fee Eligible Only)

    9256-P02   IBM Business Critical for PS

    Category 2     5%             15%              20%              -
    (Software Services - Lead/Closed/Discount Eligible)

    9250-P01   SmoothStart for OS/2 Warp Server
    9250-P02   SmoothStart for Database Server for OS/2
    9250-P03   SmoothStart for Internet Connection Server for OS/2
    9252-P01   Migration for VisualInfo for AIX OS/2 V1 to V2
    9255-P01   PS Consult Line
    9256-P02   PS Standard (PS)
    9256-PO1   IBM Customer Technical Advocate for PS
    9256-P03   PS Premium (PS)
    9256-P04   IBM Business Critical for PS

    S/390 SERVICES
                Lead Pass    Closed Contract   Remarketing
                  Fee             Fee           Discount        DIST (8)

    Category 3     5%             15%             N/A              -
    (Software Services - Lead/Closed Eligible)

    9250-E01   SmoothStart for Internet Connection for MVS
    9254-E01   S/390 Alert
    9255-E01   S/390 Consult Line
    9256-E01   S/390 Support Line
    9256-E02   S/390 Forum

    MULTI-PLATFORM SERVICES

                Lead Pass    Closed Contract   Remarketing
                  Fee             Fee           Discount        DIST (8)

    Category 1    5%              N/A              N/A              -
    (Software Services - Lead Fee Eligible Only)

    9250-M01   SmoothStart for CICS/Transaction Server
    9250-M02   SmoothStart for MQSeries
    9251-M03   IBM ADSM Services and Training

    Category 2    5%              15%              20%              -
    (Software Services - Lead/Closed/Discount Eligible)

    9254-M02   Advanced Digital Delivery
    9250-M03   SmoothStart for Lotus Notes
    9255-M01   Image Technology Services

2.  SYSTEMS MANAGEMENT SERVICES (1,3,5)

    A.  SYSTEMS MGMT - DESKTOP & DISTRIBUTED

    B.  SYSTEMS MGMT - DATA CENTER

    For offering details please contact your IBM representative.

3.  IT ENVIRONMENT & INFRASTRUCTURE SERVICES

    A.  SITE & OPERATIONAL SERVICES

                                Lead Pass Closed Contract Remarketing
                                   Fee         Fee          Discount    DIST (8)

       CUSTOMIZED OPERATIONAL SERVICES (3,9)
         Connectivity Services     N/A          8             N/A          --
         - Consult/Design
         - Installation
         - Cabling

         Installation Management    8          15              20          --
         Relocation                 8          15              20          --
         Site Readiness            N/A         15              20          --

       UNINTERRUPTIBLE POWER SYSTEMS (UPS) (1,3,5)

       LT 3KVA                     N/A         20%             21%         A
       3 to 14.9KVA                N/A         15%             15%         A
       GT 14.9KVA                  N/A         10%            upon         --
                                                             request

4.  BUSINESS & TECHNOLOGY SOLUTIONS (1,3,5)

    For offering details please contact your IBM representative.

5.  BACKUP AND RECOVERY (1,3,5)

    A. BUSINESS RECOVERY SERVICES

                        Lead Pass    Closed Contract   Remarketing
                          Fee             Fee           Discount        DIST (8)

       New                N/A             15%             N/A              A
       Renewal            N/A             15%             N/A              A
       Anniversary        N/A             10%             N/A              A
       One Time           N/A             10%             N/A              --

6.  OTHER SERVICES (1,3,5)

    A. CUSTOM SERVICES CONTRACTS

                        Lead Pass    Closed Contract   Remarketing
                          Fee             Fee           Discount        DIST (8)

       Best Est. hourly   5%              N/A              N/A             --
       Fixed Price        5%              N/A              N/A             --

NOTES:

(1) The fee percent is applied to the service's one-time or recurring charge that IBM invoices the end user. For a recurring charge, we apply the percent to 12 times the monthly charge.

(2) Eligible machines are listed in the Exhibit for Corporate Service Option for Remarketers (Z125-5437) and the Remarketer Exhibit for Entry Systems Service (Z125-4254), as applicable.

     Table of Quarterly Payments for CSOR and ESSR, based upon the amount of adjusted charges invoiced during the quarter:

                  Payment                           Adjusted
                  Percent                       Charges Invoiced

                    0%                          $       0 - 74,999
                    2%                            75,000 - 149,999
                    4%                           150,000 - 299,999
                    8%                          300,000 or greater

     Table of Semiannual Payments for Cluster Credit User ESSR:
     Minimum Quantity of Qualifying Machines:  100

               Quantity of                      Cluster Credit
           Qualifying Machines                      Percent

                100 - 499                               10%
                500 - 999                               15%
              1,000 or more                             20%

(3) Business Partners must submit a Fee Payment Request Form, or appropriate maintenance service marketing (MSM) documentation, to be eligible for payment.

(4) Fees will not be paid if the same Service associated with the same machine was terminated by the customer within the prior six months.

(5) The Fee percent is applied to the charge for services only, excluding services offered by ISSC, EduQuest, and Education and Training.

(6) Business Partners are not eligible for fee payments and discount for marketing/remarketing maintenance services on equipment within IBM, IBM wholly own subsidiaries, or IBM joint ventures.

(7) Business partners can receive fees for marketing maintenance services on machines they place in an account with their Value-Added Enhancement (if applicable); however, note (6) still applies.

(8) When identified with an "A" in this column, the service is available to Distributors at the discount or fee specified in the Distributor Schedule
     A. When identified with a "--" in this column, the service is available to Distributors at the discount or fee specified in this exhibit.

(9) The Fee Percent is applied to the charge for services only, excluding services offered by ISSC and Education and Training. Also excluded are charges for IBM or non-IBM hardware and software, services you perform as a subcontractor to IBM, and moving company charges.

KEY

SP    = Solution Provider
R     = Reseller
SI    = Systems Integrator
Dist  = Distributor